Exhibit 13

2/7/2020	SI CRM

Miso Robotics Reminder

Hi James,

We noticed that you started the reservation process for Miso Robotics, but have yet to complete the process. Please note, if you have any questions for the company, you may post them on the discussion forum here.

If you would like to complete a reservation you may do so via the link below. By completing a reservation, you will be able to confirm your investment ahead of the public launch. Investors that reserve and convert shares will also be eligible for bonus investor perks.

Questions for SeedInvest? Email us. We're happy to help.

You are receiving this email because you are a registered user on SeedInvest. If you would like to stop receiving campaign reminders, unsubscribe here.

If you would like to stop receiving all SeedInvest marketing emails, including deal introductions, newsletters, event invitations, and new product announcements, please unsubscribe here. Please note you will still receive investment confirmation emails and all other transactional emails related to activities on your account.

https://crm.private.seedinvest.com/email_campaigns/email_campaign/6030	1/2

2/7/2020	SI CRM

It is advised that you consult a tax professional to fully understand any potential tax implications of receiving investor perks before making an investment.

Miso Robotics is accepting reservations for an Offering under Tier II of Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sales of securities will be made or commitment to purchase accepted until qualification of the offering statement by the Securities and Exchange Commission (the “Commission”) and approval of any other required government or regulatory agency. A reservation is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an Offering Statement that has been qualified by the Commission. A Preliminary Offering Circular that forms a part of the Offering Statement has been filed with the Commission, a copy of which may be obtained from Miso Robotics: https://www.seedinvest.com/miso.robotics

Copyright © 2020 Circle Internet Financial Limited (“Circle”), All rights reserved. This communication is intended solely for the use of the individual(s) to whom it was intended to be addressed. If you are not the intended recipient of this message you are hereby notified that any review, dissemination, distribution or copying of this message is strictly prohibited. This communication is for information purposes only and should not be regarded as a recommendation of, or an offer to sell or as a solicitation of an offer to buy, any financial product. Investments are offered only via definitive transaction documents and any potential investor should read such documents carefully, including all risks, before investing. Startup investments involve a high degree of risk and those investors who cannot hold an investment for the long term (at least 5-7 years) or afford to lose their entire investment should not invest in startups. All securities-related activity is conducted by SI Securities, LLC dba SeedInvest, an affiliate of Circle, and a registered broker-dealer, and member FINRA/SIPC, located at 123 William Street, 26th Floor, New York, NY 10038. To learn more about investing in startups and its risks visit www.seedinvest.com/academy.

https://crm.private.seedinvest.com/email_campaigns/email_campaign/6030	2/2

2/7/2020	SI CRM

Follow Up | Reg A+ Webinar

Hi James,

Thanks for your interest in SeedInvest's February Reg A+ webinar. If you were not able to make it or still have questions for the companies that presented, feel free to ask questions to the companies on their discussion boards via the links below. For your convenience, here is the list of companies that presented:

•      Winc | Modern winery, building the brands of tomorrow

•      Graze | Autonomous, electric commercial lawnmower

•      NowRx | Tech-driven, on-demand pharmacy

•      Miso Robotics | Artificially intelligent robots making food efficiently & consistently

•      Monogram Orthopaedics | Robotics for high precision joint replacements

Questions? Email Us. We're happy to help.

You are receiving this because you are a registered user on SeedInvest. If you would like to stop receiving campaign reminders, unsubscribe here.

If you would like to stop receiving all SeedInvest marketing emails, including deal introductions, newsletters, event invitations, and new product announcements, please unsubscribe here. Please note you will still receive investment confirmation emails and all other transactional emails related to activities on your account.

https://crm.private.seedinvest.com/email_campaigns/email_campaign/6283	1/2

2/7/2020	SI CRM

Graze, Winc, Monogram Orthopaedics Inc, and NowRx are offering securities through the use of an Offering Statement that has been qualified by the Securities and Exchange Commission under Tier II of Regulation A. A copy of the Final Offering Circular that forms a part of the Offering Statement may be obtained from: Graze:

https://www.seedinvest.com/graze, Winc: https://www.seedinvest.com/winc, Monogram Orthopaedics Inc:

https://www.seedinvest.com/monogram, NowRx: https://www.seedinvest.com/nowrx

Miso Robotics is accepting reservations for an Offering under Tier II of Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sales of securities will be made or commitment to purchase accepted until qualification of the offering statement by the Securities and Exchange Commission (the “Commission”) and approval of any other required government or regulatory agency. A reservation is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an Offering Statement that has been qualified by the Commission. A Preliminary Offering Circular that forms a part of the Offering Statement has been filed with the Commission, a copy of which may be obtained from Miso Robotics: https://www.seedinvest.com/miso.robotics

Copyright © 2020 Circle Internet Financial Limited (“Circle”), All rights reserved. This communication is intended solely for the use of the individual(s) to whom it was intended to be addressed. If you are not the intended recipient of this message you are hereby notified that any review, dissemination, distribution or copying of this message is strictly prohibited. This communication is for information purposes only and should not be regarded as a recommendation of, or an offer to sell or as a solicitation of an offer to buy, any financial product. Investments are offered only via definitive transaction documents and any potential investor should read such documents carefully, including all risks, before investing. Startup investments involve a high degree of risk and those investors who cannot hold an investment for the long term (at least 5-7 years) or afford to lose their entire investment should not invest in startups. All securities-related activity is conducted by SI Securities, LLC dba SeedInvest, an affiliate of Circle, and a registered broker-dealer, and member FINRA/SIPC, located at 123 William Street, 26th Floor, New York, NY 10038. To learn more about investing in startups and its risks visit www.seedinvest.com/academy.

https://crm.private.seedinvest.com/email_campaigns/email_campaign/6283	2/2

2/7/2020	SI CRM

Invitation | Reg A+ Webinar

Reg A+ Webinar | Thursday, February 6th at 4pm ET

Join us for a Reg A+ Webinar this Thursday, February 6th at 4pm ET featuring six companies. This is a great opportunity to not only learn more about our Reg A+ companies, but also ask questions in real-time directly to management.

We're excited to announce the companies presenting:

•	Miso Robotics | Artificially intelligent robots making food efficiently & consistently

•	Monogram Orthopaedics | Robotics for high precision joint replacements

•	Winc | Modern winery, building the brands of tomorrow

•	Graze | Autonomous, electric commercial lawnmower

•	NowRx | Tech-driven, on-demand pharmacy

•	Smilelove | Direct-to-consumer affordable, convenient clear aligner treatments

Learn more about the webinar and register below.

https://crm.private.seedinvest.com/email_campaigns/email_campaign/6249	1/2

2/7/2020	SI CRM

Questions? Email Us. We're happy to help.

You are receiving this because you are a registered user on SeedInvest. If you would like to stop receiving invitations to events, unsubscribe here.

If you would like to stop receiving all SeedInvest marketing emails, including deal introductions, newsletters, event invitations, and new product announcements, please unsubscribe here. Please note you will still receive investment confirmation emails and all other transactional emails related to activities on your account.

Winc, Graze, NowRx, and Monogram Orthopaedics Inc are offering securities through the use of an Offering Statement that has been qualified by the Securities and Exchange Commission under Tier II of Regulation A. A copy of the Final Offering Circular that forms a part of the Offering Statement may be obtained from: Winc: https://www.seedinvest.com/winc, Graze: https://www.seedinvest.com/graze, NowRx: https://www.seedinvest.com/nowrx, Monogram Orthopaedics Inc: https://www.seedinvest.com/monogram

Miso Robotics, and Smilelove are accepting reservations for an Offering under Tier II of Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sales of securities will be made or commitment to purchase accepted until qualification of the offering statement by the Securities and Exchange Commission (the “Commission”) and approval of any other required government or regulatory agency. A reservation is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an Offering Statement that has been qualified by the Commission. A Preliminary Offering Circular that forms a part of the Offering Statement has been filed with the Commission, a copy of which may be obtained from Miso Robotics: https://www.seedinvest.com/miso.robotics, Smilelove:

https://www.seedinvest.com/smilelove

Copyright © 2020 Circle Internet Financial Limited (“Circle”), All rights reserved. This communication is intended solely for the use of the individual(s) to whom it was intended to be addressed. If you are not the intended recipient of this message you are hereby notified that any review, dissemination, distribution or copying of this message is strictly prohibited. This communication is for information purposes only and should not be regarded as a recommendation of, or an offer to sell or as a solicitation of an offer to buy, any financial product. Investments are offered only via definitive transaction documents and any potential investor should read such documents carefully, including all risks, before investing. Startup investments involve a high degree of risk and those investors who cannot hold an investment for the long term (at least 5-7 years) or afford to lose their entire investment should not invest in startups. All securities-related activity is conducted by SI Securities, LLC dba SeedInvest, an affiliate of Circle, and a registered broker-dealer, and member FINRA/SIPC, located at 123 William Street, 26th Floor, New York, NY 10038. To learn more about investing in startups and its risks visit www.seedinvest.com/academy.

https://crm.private.seedinvest.com/email_campaigns/email_campaign/6249	2/2

2/7/2020	SI CRM

Miso Robotics Reminder

Hi James,

We noticed that you started the reservation process for Miso Robotics, but have yet to complete the process. Please note, if you have any questions for the company, you may post them on the discussion forum here.

If you would like to complete a reservation you may do so via the link below. By completing a reservation, you will be able to confirm your investment ahead of the public launch. Investors that reserve and convert shares will also be eligible for bonus investor perks.

Questions for SeedInvest? Email us. We're happy to help.

You are receiving this email because you are a registered user on SeedInvest. If you would like to stop receiving campaign reminders, unsubscribe here.

If you would like to stop receiving all SeedInvest marketing emails, including deal introductions, newsletters, event invitations, and new product announcements, please unsubscribe here. Please note you will still receive investment confirmation emails and all other transactional emails related to activities on your account.

https://crm.private.seedinvest.com/email_campaigns/email_campaign/6115	1/2

2/7/2020	SI CRM

It is advised that you consult a tax professional to fully understand any potential tax implications of receiving investor perks before making an investment.

Miso Robotics is accepting reservations for an Offering under Tier II of Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sales of securities will be made or commitment to purchase accepted until qualification of the offering statement by the Securities and Exchange Commission (the “Commission”) and approval of any other required government or regulatory agency. A reservation is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an Offering Statement that has been qualified by the Commission. A Preliminary Offering Circular that forms a part of the Offering Statement has been filed with the Commission, a copy of which may be obtained from Miso Robotics: https://www.seedinvest.com/miso.robotics

Copyright © 2020 Circle Internet Financial Limited (“Circle”), All rights reserved. This communication is intended solely for the use of the individual(s) to whom it was intended to be addressed. If you are not the intended recipient of this message you are hereby notified that any review, dissemination, distribution or copying of this message is strictly prohibited. This communication is for information purposes only and should not be regarded as a recommendation of, or an offer to sell or as a solicitation of an offer to buy, any financial product. Investments are offered only via definitive transaction documents and any potential investor should read such documents carefully, including all risks, before investing. Startup investments involve a high degree of risk and those investors who cannot hold an investment for the long term (at least 5-7 years) or afford to lose their entire investment should not invest in startups. All securities-related activity is conducted by SI Securities, LLC dba SeedInvest, an affiliate of Circle, and a registered broker-dealer, and member FINRA/SIPC, located at 123 William Street, 26th Floor, New York, NY 10038. To learn more about investing in startups and its risks visit www.seedinvest.com/academy.

https://crm.private.seedinvest.com/email_campaigns/email_campaign/6115	2/2

2/7/2020	SI CRM

Miso Robotics Reminder

Hi James,

We noticed that you started the reservation process for Miso Robotics, but have yet to complete the process. Please note, if you have any questions for the company, you may post them on the discussion forum here.

If you would like to complete a reservation you may do so via the link below. By completing a reservation, you will be able to confirm your investment ahead of the public launch. Investors that reserve and convert shares will also be eligible for bonus investor perks.

Questions for SeedInvest? Email us. We're happy to help.

You are receiving this email because you are a registered user on SeedInvest. If you would like to stop receiving campaign reminders, unsubscribe here.

If you would like to stop receiving all SeedInvest marketing emails, including deal introductions, newsletters, event invitations, and new product announcements, please unsubscribe here. Please note you will still receive investment confirmation emails and all other transactional emails related to activities on your account.

https://crm.private.seedinvest.com/email_campaigns/email_campaign/6144	1/2

2/7/2020	SI CRM

It is advised that you consult a tax professional to fully understand any potential tax implications of receiving investor perks before making an investment.

Miso Robotics is accepting reservations for an Offering under Tier II of Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sales of securities will be made or commitment to purchase accepted until qualification of the offering statement by the Securities and Exchange Commission (the “Commission”) and approval of any other required government or regulatory agency. A reservation is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an Offering Statement that has been qualified by the Commission. A Preliminary Offering Circular that forms a part of the Offering Statement has been filed with the Commission, a copy of which may be obtained from Miso Robotics: https://www.seedinvest.com/miso.robotics

Copyright © 2020 Circle Internet Financial Limited (“Circle”), All rights reserved. This communication is intended solely for the use of the individual(s) to whom it was intended to be addressed. If you are not the intended recipient of this message you are hereby notified that any review, dissemination, distribution or copying of this message is strictly prohibited. This communication is for information purposes only and should not be regarded as a recommendation of, or an offer to sell or as a solicitation of an offer to buy, any financial product. Investments are offered only via definitive transaction documents and any potential investor should read such documents carefully, including all risks, before investing. Startup investments involve a high degree of risk and those investors who cannot hold an investment for the long term (at least 5-7 years) or afford to lose their entire investment should not invest in startups. All securities-related activity is conducted by SI Securities, LLC dba SeedInvest, an affiliate of Circle, and a registered broker-dealer, and member FINRA/SIPC, located at 123 William Street, 26th Floor, New York, NY 10038. To learn more about investing in startups and its risks visit www.seedinvest.com/academy.

https://crm.private.seedinvest.com/email_campaigns/email_campaign/6144	2/2

2/7/2020	SI CRM

Miso Robotics Reminder

Hi James,

We noticed that you started the reservation process for Miso Robotics, but have yet to complete the process. Please note, if you have any questions for the company, you may post them on the discussion forum here.

If you would like to complete a reservation you may do so via the link below. By completing a reservation, you will be able to confirm your investment ahead of the public launch. Investors that reserve and convert shares will also be eligible for bonus investor perks.

Questions for SeedInvest? Email us. We're happy to help.

You are receiving this email because you are a registered user on SeedInvest. If you would like to stop receiving campaign reminders, unsubscribe here.

If you would like to stop receiving all SeedInvest marketing emails, including deal introductions, newsletters, event invitations, and new product announcements, please unsubscribe here. Please note you will still receive investment confirmation emails and all other transactional emails related to activities on your account.

https://crm.private.seedinvest.com/email_campaigns/email_campaign/6207	1/2

2/7/2020	SI CRM

It is advised that you consult a tax professional to fully understand any potential tax implications of receiving investor perks before making an investment.

Miso Robotics is accepting reservations for an Offering under Tier II of Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sales of securities will be made or commitment to purchase accepted until qualification of the offering statement by the Securities and Exchange Commission (the “Commission”) and approval of any other required government or regulatory agency. A reservation is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an Offering Statement that has been qualified by the Commission. A Preliminary Offering Circular that forms a part of the Offering Statement has been filed with the Commission, a copy of which may be obtained from Miso Robotics:  https://www.seedinvest.com/miso.robotics

Copyright © 2020 Circle Internet Financial Limited (“Circle”), All rights reserved. This communication is intended solely for the use of the individual(s) to whom it was intended to be addressed. If you are not the intended recipient of this message you are hereby notified that any review, dissemination, distribution or copying of this message is strictly prohibited. This communication is for information purposes only and should not be regarded as a recommendation of, or an offer to sell or as a solicitation of an offer to buy, any financial product. Investments are offered only via definitive transaction documents and any potential investor should read such documents carefully, including all risks, before investing. Startup investments involve a high degree of risk and those investors who cannot hold an investment for the long term (at least 5-7 years) or afford to lose their entire investment should not invest in startups. All securities-related activity is conducted by SI Securities, LLC dba SeedInvest, an affiliate of Circle, and a registered broker-dealer, and member FINRA/SIPC, located at 123 William Street, 26th Floor, New York, NY 10038. To learn more about investing in startups and its risks visit www.seedinvest.com/academy.

https://crm.private.seedinvest.com/email_campaigns/email_campaign/6207	2/2

2/7/2020	SI CRM

Reg A+ Rundown

Hi James,

We're excited to share a number of new announcements from our largest deals on the platform. Winc signs the largest outdoor amphitheater in the U.S. Miso Robotics welcomes seasoned OpenTable executive to its board. NowRx announces progress of its dispensing robot. Read our latest Reg A+ Rundown below for more.

Business Updates

America's largest outdoor amphitheater signs Winc as venue's official wine

Winc, the data-driven winery that produces culturally relevant wines with the help of customer feedback, secured an exclusive five year contract with Los Angeles’ iconic Hollywood Bowl as the venue’s official wine. The Hollywood Bowl has been a premier destination for music for over 97 years and is the largest outdoor amphitheater in the U.S., seating more than 18,000 people. After launching wholesale in 2015, Winc now serves 48 states & over 4,400 accounts. This wholesale channel has grown at a 194% revenue CAGR from 2015 to 2019.

The company has raised over $2.8mm. Join the 1,420+ other investors in Winc today.

https://crm.private.seedinvest.com/email_campaigns/email_campaign/6222	1/6

2/7/2020	SI CRM

CTO of OpenTable joins Miso Robotics' board of directors

Miso Robotics recently welcomed Joseph Essas to its Board of Directors. Joseph has been Chief Technology Officer of OpenTable since 2012 and brings over 25 years of experience to Miso Robotics. OpenTable is a leading online restaurant-reservation service company that currently operates software for over 54,000 restaurants in 20 countries, and seats more than 31mm diners per month. Prior to OpenTable, Joseph served as the CTO of online dating website eHarmony and VP of Engineering at Yahoo!.

https://crm.private.seedinvest.com/email_campaigns/email_campaign/6222	2/6

2/7/2020	SI CRM

NowRx surpasses 15k prescriptions filled using its robotic dispensing system

NowRx is proud to announce that since deploying its latest QuickFill pharmacy automation technology in April 2019, it has successfully filled over 15,000 prescriptions using its fully automated, end-to-end, robotic dispensing system. Using this technology, NowRx patients can easily order their medication online and the system will automatically label, fill, cap, and sort prescription vials in under 30 seconds without any human intervention.

NowRx has raised $4.4mm from over 2,134 investors around the world and remains top spot as most raised live deal on SeedInvest.

https://crm.private.seedinvest.com/email_campaigns/email_campaign/6222	3/6

2/7/2020	SI CRM

Monogram receives second third-party recommendation

Angels & Entrepreneurs, an independent angel investing network founded by Neil Patel, recently recommended Monogram to its community. Neil Patel is a New York Times bestselling author, startup entrepreneur, angel investor, and marketing blogger who started the network to give all investors insights into early-stage investing. Founded in 2019, the network recommends companies across all verticals.

This is Monogram's second third-party recommendation. Last quarter, Early Investing, an independent investment research firm, recommended Monogram to its investor community.

Monogram recently surpassed $4mm raised, is successfully funded, and is still accepting investments.

Upcoming Reg A+ Webinars

Monthly Reg A+ Webinar | Thursday, February 6th at 4pm ET

Winc Investor Webinar | Thursday, February 13th at 4pm ET

More About Reg A+

On June 19, 2015, three years after the JOBS Act was signed, Title IV (Regulation A+) of the JOBS Act went into effect, allowing private early-stage companies to raise money from all Americans. Reg A+ is a type of offering which allows private companies to raise up to $50mm from the public. Companies looking to raise capital via Reg A+ first must file with the SEC and get qualification before launching their offering.

Reg A+ raises enable companies to grow and galvanize their communities, allowing them to cultivate a group of loyal customers / investors, with clear benefits*:

•    Stock owners spend an average of 54% more than non-stock owners

•    Investors visit the company website 68% more frequently

•    Customers who own shares refer 2x as many people, increasing virality

In 2017, SeedInvest closed the largest round ever on an equity crowdfunding platform, when Knightscope raised $20mm via Regulation A+.

https://crm.private.seedinvest.com/email_campaigns/email_campaign/6222	4/6

2/7/2020	SI CRM

Questions? E mail us. We're happy to help.

You are receiving this newsletter because you are a registered user on SeedInvest. If you would like to stop receiving general updates from us, unsubscribe here.

If you would like to stop receiving all SeedInvest marketing emails, including deal introductions, newsletters, event invitations, and new product announcements, please unsubscribe here. Please note you will still receive investment confirmation emails and all other transactional emails related to activities on your account.

*Data referenced is current as of 2016.

NowRx, Monogram Orthopaedics Inc, and Winc are offering securities through the use of an Offering Statement that has been qualified by the Securities and Exchange Commission under Tier II of Regulation A. A copy of the Final Offering Circular that forms a part of the Offering Statement may be obtained from: NowRx: https://www.seedinvest.com/nowrx, Monogram Orthopaedics Inc: https://www.seedinvest.com/monogram, Winc: https://www.seedinvest.com/winc

Miso Robotics is accepting reservations for an Offering under Tier II of Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sales of securities will be made or commitment to purchase accepted until qualification of the offering statement by the Securities and Exchange Commission (the “Commission”) and approval of any other required government or regulatory agency. A reservation is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an Offering Statement that has been qualified by the Commission. A Preliminary Offering Circular that forms a part of the Offering Statement has been filed with the Commission, a copy of which may be obtained from Miso Robotics: https://www.seedinvest.com/miso.robotics

Copyright © 2020 Circle Internet Financial Limited (“Circle”), All rights reserved. This communication is intended solely for the use of the individual(s) to whom it was intended to be addressed. If you are not the intended recipient of this message you are hereby notified that any review, dissemination, distribution or copying of this message is strictly prohibited. This communication is for information purposes only and should not be regarded as a recommendation of, or an offer to sell or as a solicitation of an offer to buy, any financial product. Investments are offered only via definitive transaction documents and any potential investor should read such documents carefully, including all risks, before investing. Startup investments involve a high degree of risk and those investors who cannot hold an investment for the long term (at least 5-7 years) or afford to lose their entire investment should not invest in startups. All securities-related activity is conducted by SI Securities, LLC dba SeedInvest, an affiliate of Circle, and a registered broker-dealer, and member FINRA/SIPC, located at 123 William Street, 26th Floor, New York, NY 10038. To learn more about investing in startups and its risks visit www.seedinvest.com/academy.

https://crm.private.seedinvest.com/email_campaigns/email_campaign/6222	5/6

2/7/2020	SI CRM

Wavemaker Deals

CTO of OpenTable Joins the Board of Miso Robotics

Miso Robotics recently welcomed Joseph Essas to its Board of Directors. Joseph has been Chief Technology Officer of OpenTable since 2012 and brings over 25 years of experience to Miso Robotics. OpenTable is a leading online restaurant-reservation service company that currently operates software for over 54,000 restaurants in 20 countries, and seats more than 31mm diners per month.

Prior to OpenTable, Joseph served as the CTO of online dating website eHarmony and VP of Engineering at Yahoo!.

"Miso Robotics is in a position to help fix the rising labor problems in the restaurant industry," comments Joseph. "I'm excited to be a Board member and help them innovate the kitchen of the future."

By confirming a reservation in Miso Robotics, you will have the opportunity to purchase shares ahead of the company's public launch once it receives SEC qualification. A reservation is non-binding and you may cancel at any time.

https://crm.private.seedinvest.com/email_campaigns/email_campaign/6222	6/6

2/7/2020	SI CRM

How Hitch's the autonomous farming robot works

Each year, $3.1B is lost in U.S. crop production as farmers are struggling to hire and retain workers due to rising labor costs, a shrinking labor pool, and harder working environments. The cannabis industry is facing similar labor issues and given that it is a new market, there aren't many tools designed to help make farmers more efficient. To address these challenges, Hitch has built a fully autonomous robot, whose first task is to help haul produce and cannabis alongside farmworkers.

Grown Rogue and HMC Farms believes Hitch will increase their workforce efficiency up to 30%, while simultaneously increasing morale and working conditions. Together they have executed letters of intent to purchase 500 Hitch robots, potentially totaling totaling over $27mm.

Hitch's platform design includes:

•	100% Robotic Farming | Hitch is continually modifying its sensor and software suite with the goal of having its robot identify, pick, and cut ripe produce and place them into a bag ready for the market

•	Farm Tough | The robot's custom chassis, independent four motor drive propelling specifically designed rims/tries, and leading sensors enable Hitch to move heavy payloads up to 250 pounds, in any terrain and all weather conditions

•	Electric | The robot relies on electric power to drive the motors, ensuring a low cost of operation while avoiding toxic containments and discharge in and around the produce

•	Safe | Hitch utilizes a mix of sensors and software, which enables the robot to self-navigate safely around the farm away from farmworkers, trees/vineyards, tractors, etc.

Hitch was built for the farmer by the farmer, with a focus on increasing workforce productivity and overall yield. Hitch's goal is to keep the American farm in business.

Questions? Email us. We're happy to help.

https://crm.private.seedinvest.com/email_campaigns/email_campaign/6239	2/4

2/7/2020	SI CRM

You are receiving this newsletter because you are a registered user on SeedInvest. If you would like to stop receiving company updates, unsubscribe here.

If you would like to stop receiving all SeedInvest marketing emails, including deal introductions, newsletters, event invitations, and new product announcements, please unsubscribe here. Please note you will still receive investment confirmation emails and all other transactional emails related to activities on your account.

Miso Robotics is accepting reservations for an Offering under Tier II of Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sales of securities will be made or commitment to purchase accepted until qualification of the offering statement by the Securities and Exchange Commission (the “Commission”) and approval of any other required government or regulatory agency. A reservation is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an Offering Statement that has been qualified by the Commission. A Preliminary Offering Circular that forms a part of the Offering Statement has been filed with the Commission, a copy of which may be obtained from Miso Robotics: https://www.seedinvest.com/miso.robotics

Hitch is offering securities under Regulation CF and Rule 506(c) of Regulation D through SI Securities, LLC ("SI Securities"). The Company has filed a Form C with the Securities and Exchange Commission in connection with its offering, a copy of which may be obtained at: Hitch: https://www.seedinvest.com/hitch

Copyright © 2020 Circle Internet Financial Limited (“Circle”), All rights reserved. This communication is intended solely for the use of the individual(s) to whom it was intended to be addressed. If you are not the intended recipient of this message you are hereby notified that any review, dissemination, distribution or copying of this message is strictly prohibited. This communication is for information purposes only and should not be regarded as a recommendation of, or an offer to sell or as a solicitation of an offer to buy, any financial product. Investments are offered only via definitive transaction documents and any potential investor should read such documents carefully, including all risks, before investing. Startup investments involve a high degree of risk and those investors who cannot hold an investment for the long term (at least 5-7 years) or afford to lose their entire investment should not invest in startups. All securities-related activity is conducted by SI Securities, LLC dba SeedInvest, an affiliate of Circle, and a registered broker-dealer, and member FINRA/SIPC, located at 123 William Street, 26th Floor, New York, NY 10038. To learn more about investing in startups and its risks visit www.seedinvest.com/academy.

https://crm.private.seedinvest.com/email_campaigns/email_campaign/6239	3/4

12/13/2019	Registration

Monthly Reg A+ Webinar

Tune in for a webinar featuring five Reg A+ companies on SeedInvest: Monogram Orthopaedics, NowRx, Winc, Graze, and Miso Robo cs. This month, companies will discuss compe ve landscapes.

Graze, NowRx, Winc, and Monogram Orthopaedics Inc are o ering securi es through the use of an O ering Statement that has been qualified by the Securities and Exchange Commission under Tier II of Regula on A. A copy of the Final O ering Circular that forms a part of the O ering Statement may be obtained from: Graze: https://www.seedinvest.com/graze, NowRx: h ps://www.seedinvest.com/nowrx, Winc: https://www.seedinvest.com/winc, Monogram Orthopaedics Inc: https://www.seedinvest.com/monogram

Miso Robo cs is accep ng reserva ons for an O ering under Tier II of Regula on A. No money or other considera on is being solicited, and if sent in response, it will not be accepted. No sales of securi es will be made or commitment to purchase accepted un l qualifica on of the o ering statement by the Securities and Exchange Commission (the “Commission”) and approval of any other required government or regulatory agency. A reserva on is non-binding and involves no obliga on or commitment of any kind. No o er to buy securi es can be accepted and no part of the purchase price can be received without an O ering Statement that has been qualified by the Commission. A Preliminary O ering Circular that forms a part of the O ering Statement has been filed with the Commission, a copy of which may be obtained from Miso Robo cs: h ps://www.seedinvest.com/miso.robo cs

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By clicking this bu on, you submit your information to the webinar organizer, who will use it to communicate with you regarding this event and their other services.

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12/13/2019	Registration

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2/7/2020	Registration

Monthly Reg A+ Webinar

Tune in for a webinar featuring five Reg A+ companies on SeedInvest. This month, companies will discuss the team.

*Required field

First Name*

Last Name*

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By clicking this bu on, you submit your informa on to the webinar organizer, who will use it to communicate with you regarding this event and their other services.

Register

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To review the webinar organizer's privacy policy or opt out of their other communications, contact the webinar organizer directly.

Safeguarding your email address and webinar registration information is taken seriously at GoToWebinar. GoToWebinar will not sell or rent this information.

https://register.gotowebinar.com/register/6029431897561544461	1/1

2/7/2020	SI CRM

Follow Up | Investor Event November 7th

Hi James,

Thanks for your interest in SeedInvest's LA Investor Pitch Event last night. If you were not able to make it or still have questions for the companies that presented, feel free to learn more or ask questions to the companies' discussion boards via the links below. For your convenience, here is the list of companies in the order they presented:

•    Miso Robotics | AI robots for making food consistently, efficiently & affordably

•    Winc | Consumer-driven wine producer & retailer

•    Graze | Electric, fully autonomous commercial lawn mower

•    Sene | Custom-made clothing essentials

•    NowRx | On-demand digital pharmacy

•    BabyQuip | Baby gear rental service for traveling families

•    Monogram | Robotics for high precision implants

Best,

The SeedInvest Team

Questions? E mail us. We're happy to help.

You are receiving this newsletter because you are a registered user on SeedInvest. If you would like to stop receiving campaign reminders, unsubscribe here.

If you would like to stop receiving all SeedInvest marketing emails, including deal introductions, newsletters, event invitations, and new product announcements, please unsubscribe here. Please note you will still receive investment confirmation emails and all other transactional emails related to activities on your account.

https://crm.private.seedinvest.com/email_campaigns/email_campaign/5883	1/2

2/7/2020	SI CRM

Miso Robotics, and Graze are accepting reservations for an Offering under Tier II of Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sales of securities will be made or commitment to purchase accepted until qualification of the offering statement by the Securities and Exchange Commission (the “Commission”) and approval of any other required government or regulatory agency. A reservation is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an Offering Statement that has been qualified by the Commission. A Preliminary Offering Circular that forms a part of the Offering Statement has been filed with the Commission, a copy of which may be obtained from Miso Robotics: https://www.seedinvest.com/miso.robotics, Graze:

https://www.seedinvest.com/graze

NowRx, Winc, and Monogram Orthopaedics Inc are offering securities through the use of an Offering Statement that has been qualified by the Securities and Exchange Commission under Tier II of Regulation A. A copy of the Final Offering Circular that forms a part of the Offering Statement may be obtained from: NowRx: https://www.seedinvest.com/nowrx, Winc: https://www.seedinvest.com/winc, Monogram Orthopaedics Inc: https://www.seedinvest.com/monogram

Sene is offering securities under Regulation CF and Rule 506(c) of Regulation D through SI Securities, LLC ("SI Securities"). The Company has filed a Form C with the Securities and Exchange Commission in connection with its offering, a copy of which may be obtained at: Sene: https://www.seedinvest.com/sene

BabyQuip is is accepting reservations for an offering under Rule 506(c) of Regulation D through SI Securities. No money or other consideration is currently being solicited, and if sent in response, will not be accepted. A reservation is non- binding and involves no obligation or commitment of any kind. Additional information may be obtained from: BabyQuip is:

Copyright © 2020 Circle Internet Financial Limited (“Circle”), All rights reserved. This communication is intended solely for the use of the individual(s) to whom it was intended to be addressed. If you are not the intended recipient of this message you are hereby notified that any review, dissemination, distribution or copying of this message is strictly prohibited. This communication is for information purposes only and should not be regarded as a recommendation of, or an offer to sell or as a solicitation of an offer to buy, any financial product. Investments are offered only via definitive transaction documents and any potential investor should read such documents carefully, including all risks, before investing. Startup investments involve a high degree of risk and those investors who cannot hold an investment for the long term (at least 5-7 years) or afford to lose their entire investment should not invest in startups. All securities-related activity is conducted by SI Securities, LLC dba SeedInvest, an affiliate of Circle, and a registered broker-dealer, and member FINRA/SIPC, located at 123 William Street, 26th Floor, New York, NY 10038. To learn more about investing in startups and its risks visit www.seedinvest.com/academy.

https://crm.private.seedinvest.com/email_campaigns/email_campaign/5883	2/2

2/7/2020	SI CRM

Invitation | Wavemaker Webinar

Wavemaker Webinar | Tuesday, January 28th at 4pm ET

Join us for a webinar today, Tuesday, January 28th at 4pm ET featuring three companies incubated by Wavemaker Labs. Learn more from the companies' CEOs and hear from Wavemaker founder Buck Jordan.

•    Miso Robotics | AI robots for making food consistently & efficiently

•    Graze | Electric, fully autonomous commercial lawn mower

•    Hitch Robotics | Self-driving farm robots

Questions? Email Us. We're happy to help.

You are receiving this because you are a registered user on SeedInvest. If you would like to stop receiving invitations to events, unsubscribe here.

If you would like to stop receiving all SeedInvest marketing emails, including deal introductions, newsletters, event invitations, and new product announcements, please unsubscribe here. Please note you will still receive investment confirmation emails and all other transactional emails related to activities on your account.

Miso Robotics is accepting reservations for an Offering under Tier II of Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sales of securities will be made or commitment to purchase accepted until qualification of the offering statement by the Securities and Exchange Commission (the “Commission”) and approval of any other required government or regulatory agency. A reservation is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an Offering Statement that has been qualified by the Commission. A Preliminary Offering Circular that forms a part of the Offering Statement has been filed with the Commission, a copy of which may be obtained from Miso Robotics: https://www.seedinvest.com/miso.robotics

Hitch is offering securities under Regulation CF and Rule 506(c) of Regulation D through SI Securities, LLC ("SI Securities"). The Company has filed a Form C with the Securities and Exchange Commission in connection with its offering, a copy of which may be obtained at: Hitch: https://www.seedinvest.com/hitch

Graze is offering securities through the use of an Offering Statement that has been qualified by the Securities and Exchange Commission under Tier II of Regulation A. A copy of the Final Offering Circular that forms a part of the Offering Statement may be obtained from: Graze: https://www.seedinvest.com/graze

Copyright © 2020 Circle Internet Financial Limited (“Circle”), All rights reserved. This communication is intended solely for the use of the individual(s) to whom it was intended to be addressed. If you are not the intended recipient of this message you are hereby notified that any review, dissemination, distribution or copying of this message is strictly prohibited. This communication is for information purposes only and should not be regarded as a recommendation of, or an offer to sell or as a solicitation of an offer to buy, any financial product. Investments are offered only via definitive transaction documents and any potential investor should read such documents carefully, including all risks, before investing. Startup investments involve a high degree of risk and those investors who cannot hold an investment for the long term (at least 5-7 years) or afford to lose their entire investment should not invest in startups. All securities-related activity is conducted by SI Securities, LLC dba SeedInvest, an affiliate of Circle, and a registered broker-dealer, and member FINRA/SIPC, located at 123 William Street, 26th Floor, New York, NY 10038. To learn more about investing in startups and its risks visit w ww.seedinvest.com/academy.

https://crm.private.seedinvest.com/email_campaigns/email_campaign/6145	1/7

2/7/2020	SI CRM

Reg A+ Rundown

Hi James,

Reg A+ campaigns are off to a strong start in 2020. NowRx surpasses yet another revenue record. Winc welcomes two new experienced executives to its board. Monogram addresses infection post-surgery and Smilelove returns to launch reservations for its Series A round. Read our latest Reg A+ Rundown below to learn more.

Business Updates

NowRx ends 2019 strong, breaking another revenue record

This past December, NowRx reached a sales and revenue milestone - the highest monthly revenue since inception. The company booked $796k in prescription sales in one month (unaudited), translating to an annual run rate of over $9.5mm. This is a 16% growth from the previous record month of October.

NowRx recently surpassed $3.48mm from over 1,739 investors around the world.

https://crm.private.seedinvest.com/email_campaigns/email_campaign/6145	1/7

2/7/2020	SI CRM

Invest in NowRx

Winc welcomes new board members from Constellation & TechStyle (Fabletics, JustFab)

Winc welcomed two seasoned industry executives to its board. Patrick DeLong has 20+ years of experience in the fine wine beverage sector (Constellation Brands, Robert Mondavi Corporation, and Crimson Wine Group). Laura Joukovski is the President and Chief Media Officer of TechStyle Fashion Group (JustFab, Fabletics, ShoeDazzle & more).

The company has raised over $2.40mm. Join the 1,241 other investors in Winc today.

Invest in Winc

Monogram addressing post joint replacement surgery infections with new MOU

Monogram Orthopaedics recently announced a memorandum of understanding (MOU) agreement with Chitozan Health designed to produce products that can lower the number and cost of joint replacement infection. "Infected joint replacements are the single most common reason for knee revision surgery," comments Monogram's Founder & Chief Medical Officer Dr. Douglas Unis. "Implants capable of repelling bacteria would be a significant advancement for orthopedic medicine."

Monogram has raised over $3.42mm to date, is successfully funded, and is still accepting investments.

Invest in Monogram

Recently Launched Reservations

Smilelove | Direct-to-consumer affordable, convenient clear aligner treatments

Smilellove, which successfully raised on SeedInvest in 2018, is bringing the benefits of straight teeth and a confident smile directly to consumers with its simple invisible braces. Other aligners like Invisalign require multiple visits to a dentist's office and can cost between $3,400 and $7,100. Smilelove provides a completely at-home experience, at a lower price point, starting at $1,895. Since 2017, the company has achieved $14.3mm in lifetime revenue (unaudited). The company's aligners are FDA cleared.

https://crm.private.seedinvest.com/email_campaigns/email_campaign/6145	2/7

2/7/2020	SI CRM

Smilelove is offering bonus investor perks to individuals that reserve shares and then purchase their reserved shares. Learn more here.

By confirming a reservation, you have the opportunity to purchase shares ahead of the company's public launch as it awaits SEC qualification. A reservation is non-binding and you may cancel at any time.

https://crm.private.seedinvest.com/email_campaigns/email_campaign/6145	3/7

2/7/2020	SI CRM

Meet the Teams

Meet John Miller, Miso Robotics Co-Founder & Cali Group CEO

John Miller co-founded Miso Robotics with Buck Jordan, Ryan Sinnet, and Rob Anderson in 2016. John is Chairman & CEO of Cali Group and received his J.D. from Stanford Law School. "Our CaliBurger restaurant subsidiary will continue to install Flippy for automation of both frying and grilling, resulting in lower operating costs, happier employees that love the high-tech kitchen working environment, and safer and more consistent food for guests," comments John.

By confirming a reservation in Miso Robotics, you will have the opportunity to purchase shares ahead of the company's public launch once it receives SEC qualification. A reservation is non-binding and you may cancel at any time.

Learn More

Meet Roman Flores, Graze's CTO & former NASA engineer

Roman Flores serves as Graze's Chief Technology Officer. At the age of 18, Roman went to work for NASA. Roman was tasked with designing extra terrestrial exploration vehicles and technologies, including landing platforms for the Curiosity Mars Rover.

After over 13 years at NASA, Roman later became the Founding Principal Mechanical Engineer at Neural Analytics, a medical robotics company developing and commercializing technologies to measure and track brain health. Roman has over 10 patents to his name.

With over 20 years experience in custom mechanical engineering design of robots, mechanical instruments, and extraterrestrial & earth-based science applications, Roman is a proven technical leader.

Learn More

https://crm.private.seedinvest.com/email_campaigns/email_campaign/6145	4/7

2/7/2020	SI CRM

Upcoming Reg A+ Webinars

Smilelove's First Webinar | Monday, January 13th at 5pm ET

Join co-founders David Frazier & Spencer Grider of Smilelove for the company's first investor webinar Monday, January 13th at 5pm ET. They will pitch the business, discuss the investment opportunity, and answer questions from the crowd.

Register

Monthly Reg A+ Webinar | Thursday, February 6th at 4pm ET

Join us for our monthly Reg A+ investor webinar featuring six Reg A+ companies. This month, the companies will discuss the team. Companies include Miso Robotics, Graze, Winc, NowRx, Monogram, and Smilelove.

Register

More About Reg A+

On June 19, 2015, three years after the JOBS Act was signed, Title IV (Regulation A+) of the JOBS Act went into effect, allowing private early-stage companies to raise money from all Americans. Reg A+ is a type of offering which allows private companies to raise up to $50mm from the public. Companies looking to raise capital via Reg A+ first must file with the SEC and get qualification before launching their offering.

https://crm.private.seedinvest.com/email_campaigns/email_campaign/6145	5/7

2/7/2020	SI CRM

Reg A+ raises enable companies to grow and galvanize their communities, allowing them to cultivate a group of loyal customers / investors, with clear benefits*:

•    Stock owners spend an average of 54% more than non-stock owners

•    Investors visit the company website 68% more frequently

•  Customers who own shares refer 2x as many people, increasing virality

In 2017, SeedInvest closed the largest round ever on an equity crowdfunding platform, when Knightscope raised $20mm via Regulation A+.

Questions? E mail us. We're happy to help.

You are receiving this newsletter because you are a registered user on SeedInvest. If you would like to stop receiving general updates from us, unsubscribe here.

If you would like to stop receiving all SeedInvest marketing emails, including deal introductions, newsletters, event invitations, and new product announcements, please unsubscribe here. Please note you will still receive investment confirmation emails and all other transactional emails related to activities on your account.

*Data referenced is current as of 2016.

It is advised that you consult a tax professional to fully understand any potential tax implications of receiving investor perks before making an investment.

Winc, NowRx, Monogram Orthopaedics Inc, and Graze are offering securities through the use of an Offering Statement that has been qualified by the Securities and Exchange Commission under Tier II of Regulation A. A copy of the Final Offering Circular that forms a part of the Offering Statement may be obtained from: Winc:

https://www.seedinvest.com/winc, NowRx: https://www.seedinvest.com/nowrx, Monogram Orthopaedics Inc:

https://www.seedinvest.com/monogram, Graze: https://www.seedinvest.com/graze

Smilelove, and Miso Robotics are accepting reservations for an Offering under Tier II of Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sales of securities will be made or commitment to purchase accepted until qualification of the offering statement by the Securities and Exchange Commission (the “Commission”) and approval of any other required government or regulatory agency. A reservation is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an Offering Statement that has been qualified by the Commission. A Preliminary Offering Circular that forms a part of the Offering Statement has been filed with the Commission, a copy of which may be obtained from Smilelove: https://www.seedinvest.com/smilelove, Miso Robotics:

https://www.seedinvest.com/miso.robotics

https://crm.private.seedinvest.com/email_campaigns/email_campaign/6145	6/7

2/7/2020	SI CRM

Copyright © 2020 Circle Internet Financial Limited (“Circle”), All rights reserved. This communication is intended solely for the use of the individual(s) to whom it was intended to be addressed. If you are not the intended recipient of this message you are hereby notified that any review, dissemination, distribution or copying of this message is strictly prohibited. This communication is for information purposes only and should not be regarded as a recommendation of, or an offer to sell or as a solicitation of an offer to buy, any financial product. Investments are offered only via definitive transaction documents and any potential investor should read such documents carefully, including all risks, before investing. Startup investments involve a high degree of risk and those investors who cannot hold an investment for the long term (at least 5-7 years) or afford to lose their entire investment should not invest in startups. All securities-related activity is conducted by SI Securities, LLC dba SeedInvest, an affiliate of Circle, and a registered broker-dealer, and member FINRA/SIPC, located at 123 William Street, 26th Floor, New York, NY 10038. To learn more about investing in startups and its risks visit www.seedinvest.com/academy.

https://crm.private.seedinvest.com/email_campaigns/email_campaign/6145	7/7

11/23/2019	SeedInvest Los Angeles Pitch Night

S E E D I N V E S T   I N V I T E S   Y O U   T O   A N

Investor Pitch
Night in Los
Angeles

J O I N    U S    F O R    A N    E V E N I N G     O F    N E T W O R K I N G    &    S T A R T U P    P I T C H E S

T H U R S D A Y ,     N O V E M B E R     7 T H
6 : 0 0   P M  -   8 : 0 0     P M     P S T

S h u t t e r s    o n    t h e     B e a c h

1   P i c o    B l v d ,    S a n t a    M o n i c a ,     C A ,     9 0 4 0 5

R S V P

https://seedinvestlosangelespitchnight.splashthat.com	1/3

11/23/2019	SeedInvest Los Angeles Pitch Night

Join us for an Investor Pitch Night

Please join a group of select West Coast investors for an evening of startup presentations and networking.

Companies Presenting Include:

NowRx: Technology-driven, on-demand pharmacy

Monogram Orthopaedics: Robotics for high precision implants

Graze: Electric, fully autonomous commercial lawn mower

Winc: A modern winery making wine discovery easy

BabyQuip: Baby gear rental service for traveling families

Sene: Custom-made clothing essentials

Miso Robotics: AI robots making food consistently & efficiently

Thursday, November 7th | 6:00pm - 8:00pm PST
Shutters on the Beach | 1 Pico Blvd, Santa Monica

Drink & food provided

R S V P

B Y   I N V I T A T I O N   O N L Y .

R E S E R V A T I O N S   A R E   O N   A   F I R S T   C O M E ,   F I R S T - S E R V E D

B A S I S - P L E A S E   S A V E   Y O U R   S E A T   B Y   R E G I S T E R I N G   A T

T H I S   L I N K .   S P O T S   A R E   L I M I T E D .

https://seedinvestlosangelespitchnight.splashthat.com	2/3

11/23/2019	SeedInvest Los Angeles Pitch Night

Monogram Orthopaedics Inc, NowRx, and Win care offering securities through the use of an Offering Statement that has been qualified by the Securities and Exchange Commission under Tier II of Regulation A. A copy of the Final Offering Circular that forms a part of the Offering Statement may be obtained from: Monogram Orthopaedics Inc: https://www.seedinvest.com/monogram, NowRx: https://www.seedinvest.com/nowrx, Winc: https://www.seedinvest.com/winc

Graze, and Miso Robotics are accepting reservations for an Offering under Tier II of Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sales of securities will be made or commitment to purchase accepted until qualification of the offering statement by the Securities and Exchange Commission (the“Commission”) and approval of any other required government or regulatory agency. A reservation is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an Offering Statement that has been qualified by the Commission. A Preliminary Offering Circular that forms a part of the Offering Statement has been filed with the Commission, a copy of which may be obtained from Graze: https://www.seedinvest.com/ graze, Miso Robotics: https://www.seedinvest.com/ miso.robotics

Sene is offering securities under Regulation CF and Rule 506(c) of Regulation D through SI Securities, LLC ("SI Securities"). The Company has filed a Form C with the Securities and Exchange Commission in connection with its offering, a copy of which may be obtained at: Sene: https://www.seedinvest.com/sene

BabyQuip is is accepting reservations for an offering under Rule 506(c) of Regulation D through SI Securities. No money or other consideration is currently being solicited, and if sent in response, will not be accepted. A reservation is non-binding and involves no obligation or commitment of any kind. Additional information may be obtained from: https://www.seedinvest.com/babyquip

Powered by Splash	☐	CONTACT THE ORGANIZER

https://seedinvestlosangelespitchnight.splashthat.com	3/3

2/7/2020	SI CRM

Weekly Deal Newsletter

Closing Today

BetterYou | Digital coach for better health & wellness decisions

♦	Investors include RealCo, Red Cedar Ventures, and Bootstrappers

♦	Paying pilot customers include 9 schools and organizations such as Michigan State and Florida International University

As a Minnesota-based startup, investors who invest in BetterYou may be eligible to receive a 25% refund. Learn more about Minnesota's tax credit program here.

https://crm.private.seedinvest.com/email_campaigns/email_campaign/5951	1/5

2/7/2020	SI CRM

Now Accepting Investments

Diet ID | Digital SaaS diet assessment tool

♦	Experienced management team includes the chair of the nutrition department at Harvard, the Director of nutrition studies at Stanford, and the Editor-In-Chief of the Journal of the Academy of Nutrition and Dietetics

♦	CEO Dr. Katz was a founding director of Yale University’s Yale-Griffin Prevention Research Center, has authored roughly 200 peer-reviewed publications, and has written over 10 books to date on nutrition and preventive medicine

Medean | Budgeting app utilizing social comparison and gamification

♦	Relationships with two Fortune 500 banks, including a fintech partnership and a revenue-generating service agreement

♦	Participated in two prominent Fintech Accelerators with BMO Harris Bank & CivicX (supported by Capital One)

Featured Promotions & Perks

SWIFT Financing is a tiered preferred equity model, rewarding early investors with a discount to the share price. The following company is raising via SWIFT:

•	Smart International | Creators of KODAK 3D Printing Products

•	Sene | Custom-fit zero-inventory clothing brand

Miso Robotics is offering bonus perks to investors that reserve and subsequently purchase reserved shares. Learn more here.

GrowSquares is offering early bird perks to investors who make an investment by today, November 22nd at 11:59pm ET. Learn more here.

BabyQuip is offering early bird perks to investors who make an investment by Friday, November 29th at 11:59pm ET. Learn more here.

https://crm.private.seedinvest.com/email_campaigns/email_campaign/5951	2/5

2/7/2020	SI CRM

Closing Soon

Lenmo | Lending platform for institutions and individuals

Goods Unite Us | Aligning consumer purchases with politics

SeedInvest Auto Invest

Looking for an easier way to build your startup portfolio? SeedInvest Auto Invest does just that by allowing you to build a portfolio of 10-25 highly-vetted, early-stage startups with investment minimums as low as $200 per company. Auto Invest investors can opt out at any time. Learn more here.

Browse all deals. Learn more about all of our investment opportunities.

Questions? Email us. We're happy to help.

You are receiving this newsletter because you are a registered user on SeedInvest. If you would like to stop receiving the weekly newsletter, unsubscribe here.

If you would like to stop receiving all SeedInvest marketing emails, including deal introductions, newsletters, event invitations, and new product announcements, please unsubscribe here. Please note you will still receive investment confirmation emails and all other transactional emails related to activities on your account.

SeedInvest’s selection criteria does not suggest higher quality investment opportunities nor does it imply that investors will generate positive returns in investment opportunities on SeedInvest. Learn more about due diligence in the SeedInvest Academy and our vetting process in our FAQs.

It is advised that you consult a tax professional to fully understand any potential tax implications of receiving investor perks before making an investment.

Medean, Lenmo Inc., Goods Unite Us, Inc., Sene, and GrowSquares are offering securities under Regulation CF and Rule 506(c) of Regulation D through SI Securities, LLC ("SI Securities"). The Company has filed a Form C with the Securities and Exchange Commission in connection with its offering, a copy of which may be obtained at: Medean: https://www.seedinvest.com/medean, Lenmo Inc.: https://www.seedinvest.com/lenmo.inc, Goods Unite Us, Inc.: https://www.seedinvest.com/goods.unite.us, Sene: https://www.seedinvest.com/sene, GrowSquares: https://www.seedinvest.com/growsquares

BetterYou is offering securities under Rule 506(b) of Regulation D through SI Securities. Additional information may be obtained from:: BetterYou: https://www.seedinvest.com/betteryou

Diet ID, KODAK 3D Printing, and BabyQuip are offering securities under Rule 506(c) of Regulation D through SI Securities. Additional information may be obtained from: Diet ID: https://www.seedinvest.com/diet.id, KODAK 3D Printing: https://www.seedinvest.com/kodak.3d.printing, BabyQuip: https://www.seedinvest.com/babyquip

Miso Robotics is accepting reservations for an Offering under Tier II of Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sales of securities will be made or commitment to purchase accepted until qualification of the offering statement by the Securities and Exchange Commission (the “Commission”) and approval of any other required government or regulatory agency. A reservation is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an Offering Statement that has been qualified by the Commission. A Preliminary Offering Circular that forms a part of the Offering Statement has been filed with the Commission, a copy of which may be obtained from Miso Robotics: https://www.seedinvest.com/miso.robotics

https://crm.private.seedinvest.com/email_campaigns/email_campaign/5896	3/5

2/7/2020	SI CRM

Copyright © 2020 Circle Internet Financial Limited (“Circle”), All rights reserved. This communication is intended solely for the use of the individual(s) to whom it was intended to be addressed. If you are not the intended recipient of this message you are hereby notified that any review, dissemination, distribution or copying of this message is strictly prohibited. This communication is for information purposes only and should not be regarded as a recommendation of, or an offer to sell or as a solicitation of an offer to buy, any financial product. Investments are offered only via definitive transaction documents and any potential investor should read such documents carefully, including all risks, before investing. Startup investments involve a high degree of risk and those investors who cannot hold an investment for the long term (at least 5-7 years) or afford to lose their entire investment should not invest in startups. All securities-related activity is conducted by SI Securities, LLC dba SeedInvest, an affiliate of Circle, and a registered broker-dealer, and member FINRA/SIPC, located at 123 William Street, 26th Floor, New York, NY 10038. To learn more about investing in startups and its risks visit www.seedinvest.com/academy.

https://crm.private.seedinvest.com/email_campaigns/email_campaign/5951	4/5

2/7/2020	SI CRM

Weekly Deal Newsletter

Now Accepting Investments

BabyQuip | Baby gear rental service for traveling families

•	Led by serial entrepreneur Fran Maier, co-founder of Match.com

•	Q3 2019 Gross Merchandising Value of $795k, a 70% increase from Q3 2018

•	Recently won Jason Calacanis & SeedInvest's LAUNCH Scale 2019 pitch competition

Accepting Reservations

Miso Robotics | AI robots for making food efficiently & consistently

•	Company developed Flippy, a patented, AI enabled robotic kitchen assistant that has cooked over 40k lbs. of fried food and 9k burgers at LA Dodgers Stadium, Arizona Diamondbacks Chase Field, and two CaliBurger locations

•	$11mm in purchase orders signed by international burger chain CaliBurger to be fulfilled over the next 5 years

Miso Robotics is our latest Reg A+ deal - by confirming a reservation, you will have the opportunity to purchase shares ahead of the company's public launch once it receives SEC qualification. A reservation is non-binding and you may cancel at any time.

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2/7/2020	SI CRM

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Featured Promotions & Perks

Miso Robotics is offering bonus perks to investors that reserve and subsequently purchase reserved shares. Learn more here.

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2/7/2020	SI CRM

SeedInvest’s selection criteria does not suggest higher quality investment opportunities nor does it imply that investors will generate positive returns in investment opportunities on SeedInvest. Learn more about due diligence in the SeedInvest Academy and our vetting process in our FAQs.

It is advised that you consult a tax professional to fully understand any potential tax implications of receiving investor perks before making an investment.

BabyQuip is offering securities under Rule 506(c) of Regulation D through SI Securities. Additional information may be obtained from: BabyQuip: https://www.seedinvest.com/babyquip

Miso Robotics is accepting reservations for an Offering under Tier II of Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sales of securities will be made or commitment to purchase accepted until qualification of the offering statement by the Securities and Exchange Commission (the “Commission”) and approval of any other required government or regulatory agency. A reservation is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an Offering Statement that has been qualified by the Commission. A Preliminary Offering Circular that forms a part of the Offering Statement has been filed with the Commission, a copy of which may be obtained from Miso Robotics: https://www.seedinvest.com/miso.robotics

BetterYou, and Silverback.ai are offering securities under Rule 506(b) of Regulation D through SI Securities. Additional information may be obtained from:: BetterYou: https://www.seedinvest.com/betteryou, Silverback.ai: https://www.seedinvest.com/silverbackai

Winc is offering securities through the use of an Offering Statement that has been qualified by the Securities and Exchange Commission under Tier II of Regulation A. A copy of the Final Offering Circular that forms a part of the Offering Statement may be obtained from: Winc: https://www.seedinvest.com/winc

Copyright © 2020 Circle Internet Financial Limited (“Circle”), All rights reserved. This communication is intended solely for the use of the individual(s) to whom it was intended to be addressed. If you are not the intended recipient of this message you are hereby notified that any review, dissemination, distribution or copying of this message is strictly prohibited. This communication is for information purposes only and should not be regarded as a recommendation of, or an offer to sell or as a solicitation of an offer to buy, any financial product. Investments are offered only via definitive transaction documents and any potential investor should read such documents carefully, including all risks, before investing. Startup investments involve a high degree of risk and those investors who cannot hold an investment for the long term (at least 5-7 years) or afford to lose their entire investment should not invest in startups. All securities-related activity is conducted by SI Securities, LLC dba SeedInvest, an affiliate of Circle, and a registered broker-dealer, and member FINRA/SIPC, located at 123 William Street, 26th Floor, New York, NY 10038. To learn more about investing in startups and its risks visit www.seedinvest.com/academy.

https://crm.private.seedinvest.com/email_campaigns/email_campaign/5951	7/4

2/7/2020	SI CRM

Now Accepting Reservations

Meet John Miller, Co-Founder & Advisor to Miso Robotics

John Miller co-founded Miso Robotics with Buck Jordan, Ryan Sinnet, and Rob Anderson in 2016. John is Chairman & CEO of Cali Group, a holding company focused on using technology to transform the restaurant and retail industries.

Prior to founding Cali Group in 2011, he served as VP of Intellectual Property at Arrowhead Pharmaceuticals (NASDAQ: ARWR), where he was responsible for the formation, growth, and sale of Arrowhead’s electronics business unit. John received his J.D. from Stanford Law School.

"Cali Group invested in and continues to work with Miso Robotics because the team has demonstrated that it can develop and deliver functional AI-driven robotic solutions for commercial kitchens," notes John. ''Our CaliBurger restaurant subsidiary will continue to install Flippy for automation of both frying and grilling, resulting in lower operating costs, happier employees that love the high-tech kitchen working environment, and safer and more consistent food for guests. This Series C financing will help Miso sell, deliver, and supports its products across the entire restaurant industry."

By confirming a reservation in Miso Robotics, you will have the opportunity to purchase shares ahead of the company's public launch once it receives SEC qualification. A reservation is non-binding and you may cancel at any time.

https://crm.private.seedinvest.com/email_campaigns/email_campaign/6016	1/3

2/7/2020	SI CRM

Upcoming Webinar

Tune in for the upcoming Reg A+ webinar on Thursday, February 6th at 4pm ET. Register here for the chance to hear from management and ask questions in real-time.

Bonus Investor Perks

All investors that reserve shares and purchase their reserved shares during the live campaign will receive a voucher for 10 free CaliBurgers (valid at any location) plus bonus tiered perks listed here.

Questions? Email us. We're happy to help.

You are receiving this newsletter because you are a registered user on SeedInvest. If you would like to stop receiving company updates, unsubscribe here.

If you would like to stop receiving all SeedInvest marketing emails, including deal introductions, newsletters, event invitations, and new product announcements, please unsubscribe here. Please note you will still receive investment confirmation emails and all other transactional emails related to activities on your account.

It is advised that you consult a tax professional to fully understand any potential tax implications of receiving investor perks before making an investment.

The above individuals were not compensated in exchange for their testimonials. In addition, their testimonials should not be construed as and/or considered investment advice.

Miso Robotics is accepting reservations for an Offering under Tier II of Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sales of securities will be made or commitment to purchase accepted until qualification of the offering statement by the Securities and Exchange Commission (the “Commission”) and approval of any other required government or regulatory agency. A reservation is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an Offering Statement that has been qualified by the Commission. A Preliminary Offering Circular that forms a part of the Offering Statement has been filed with the Commission, a copy of which may be obtained from Miso Robotics: https://www.seedinvest.com/miso.robotics

Copyright © 2020 Circle Internet Financial Limited (“Circle”), All rights reserved. This communication is intended solely for the use of the individual(s) to whom it was intended to be addressed. If you are not the intended recipient of this message you are hereby notified that any review, dissemination, distribution or copying of this message is strictly prohibited. This communication is for information purposes only and should not be regarded as a recommendation of, or an offer to sell or as a solicitation of an offer to buy, any financial product. Investments are offered only via definitive transaction documents and any potential investor should read such documents carefully, including all risks, before investing. Startup investments involve a high degree of risk and those investors who cannot hold an investment for the long term (at least 5-7 years) or afford to lose their entire investment should not invest in startups. All securities-related activity is conducted by SI Securities, LLC dba SeedInvest, an affiliate of Circle, and a registered broker-dealer, and member FINRA/SIPC, located at 123 William Street, 26th Floor, New York, NY 10038. To learn more about investing in startups and its risks visit www.seedinvest.com/academy.

https://crm.private.seedinvest.com/email_campaigns/email_campaign/6016	2/3

2/7/2020	SI CRM

Now Accepting Reservations

Meet the engineering co-founders behind Miso Robotics' artificially intelligent robots

Los Angeles-based Miso Robotics creates artificially intelligent robots to make food efficiently and consistently. The company developed "Flippy," a patented, AI enabled robotic kitchen assistant that has already cooked over 40k pounds of fried food and 9k burgers to date. Miso Robotics was founded by Buck Jordan, John Miller, Ryan Sinnet, and Rob Anderson. The engineering team is led by Ryan and Rob.

•	Ryan, CTO, studied electrical engineering at Caltech and later received his Ph.D in mechanical engineering from Texas A&M. Ryan was awarded a National Science Foundation (NSF) Graduate Research Fellowship based on his proposal to bridge some of the gaps between human and robotic walking. As a student, he spent half a year at NASA's Johnson Space Center in Houston teaching the Valkyrie robot to walk.

•	Rob, Head of Mechanical Engineering, leads hardware development at Miso. A recent mechanical engineering graduate of Caltech, he previously worked at Microsoft where he supported the international development of the Surface manufacturing lines. Afterwards, Rob worked at SpaceX where he supported the development of increased performance in rocket engine components.

Ryan and Rob have built a strong team comprised of a respected group of engineers, roboticists, and industrial designers from Caltech, Cornell, MIT, Carnegie Mellon, UCLA, Harvey Mudd, NASA, Tesla, Microsoft, and SpaceX.

By confirming a reservation in Miso Robotics, you will have the opportunity to purchase shares ahead of the company's public launch as it awaits SEC qualification. A reservation is non-binding and you may cancel at any time.

https://crm.private.seedinvest.com/email_campaigns/email_campaign/6011	1/3

2/7/2020	SI CRM

Upcoming Webinar

Tune in for the upcoming Reg A+ webinar on Thursday, January 2nd at 4pm ET. Register here for the chance to hear from management and ask questions in real-time.

Investor Perks

All investors that reserve shares and purchase their reserved shares during the live campaign will receive a voucher for 10 free CaliBurgers (valid at any location) plus investment tier perks listed here.

Questions? Email us. We're happy to help.

You are receiving this newsletter because you are a registered user on SeedInvest. If you would like to stop receiving company updates, unsubscribe here.

If you would like to stop receiving all SeedInvest marketing emails, including deal introductions, newsletters, event invitations, and new product announcements, please unsubscribe here. Please note you will still receive investment confirmation emails and all other transactional emails related to activities on your account.

It is advised that you consult a tax professional to fully understand any potential tax implications of receiving investor perks before making an investment.

Miso Robotics is accepting reservations for an Offering under Tier II of Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sales of securities will be made or commitment to purchase accepted until qualification of the offering statement by the Securities and Exchange Commission (the “Commission”) and approval of any other required government or regulatory agency. A reservation is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an Offering Statement that has been qualified by the Commission. A Preliminary Offering Circular that forms a part of the Offering Statement has been filed with the Commission, a copy of which may be obtained from Miso Robotics: https://www.seedinvest.com/miso.robotics

Copyright © 2020 Circle Internet Financial Limited (“Circle”), All rights reserved. This communication is intended solely for the use of the individual(s) to whom it was intended to be addressed. If you are not the intended recipient of this message you are hereby notified that any review, dissemination, distribution or copying of this message is strictly prohibited. This communication is for information purposes only and should not be regarded as a recommendation of, or an offer to sell or as a solicitation of an offer to buy, any financial product. Investments are offered only via definitive transaction documents and any potential investor should read such documents carefully, including all risks, before investing. Startup investments involve a high degree of risk and those investors who cannot hold an investment for the long term (at least 5-7 years) or afford to lose their entire investment should not invest in startups. All securities-related activity is conducted by SI Securities, LLC dba SeedInvest, an affiliate of Circle, and a registered broker-dealer, and member FINRA/SIPC, located at 123 William Street, 26th Floor, New York, NY 10038. To learn more about investing in startups and its risks visit www.seedinvest.com/academy.

https://crm.private.seedinvest.com/email_campaigns/email_campaign/6011	2/3

2/7/2020	SI CRM

Miso Robotics Reminder

Hi James,

We noticed that you started the reservation process for Miso Robotics, but have yet to complete the process. Please note, if you have any questions for the company, you may post them on the discussion forum here.

If you would like to complete a reservation you may do so via the link below. By completing a reservation, you will be able to confirm your investment ahead of the public launch. Investors that reserve and convert shares will also be eligible for bonus investor perks.

Questions for SeedInvest? Email us. We're happy to help.

You are receiving this email because you are a registered user on SeedInvest. If you would like to stop receiving campaign reminders, unsubscribe here.

If you would like to stop receiving all SeedInvest marketing emails, including deal introductions, newsletters, event invitations, and new product announcements, please unsubscribe here. Please note you will still receive investment confirmation emails and all other transactional emails related to activities on your account.

It is advised that you consult a tax professional to fully understand any potential tax implications of receiving investor perks before making an investment.

Miso Robotics is accepting reservations for an Offering under Tier II of Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sales of securities will be made or commitment to purchase accepted until qualification of the offering statement by the Securities and Exchange Commission (the “Commission”) and approval of any other required government or regulatory agency. A reservation is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an Offering Statement that has been qualified by the Commission. A Preliminary Offering Circular that forms a part of the Offering Statement has been filed with the Commission, a copy of which may be obtained from Miso Robotics: https://www.seedinvest.com/miso.robotics

Copyright © 2020 Circle Internet Financial Limited (“Circle”), All rights reserved. This communication is intended solely for the use of the individual(s) to whom it was intended to be addressed. If you are not the intended recipient of this message you are hereby notified that any review, dissemination, distribution or copying of this message is strictly prohibited. This communication is for information purposes only and should not be regarded as a recommendation of, or an offer to sell or as a solicitation of an offer to buy, any financial product. Investments are offered only via definitive transaction documents and any potential investor should read such documents carefully, including all risks, before investing. Startup investments involve a high degree of risk and those investors who cannot hold an investment for the long term (at least 5-7 years) or afford to lose their entire investment should not invest in startups. All securities-related activity is conducted by SI Securities, LLC dba SeedInvest, an affiliate of Circle, and a registered broker-dealer, and member FINRA/SIPC, located at 123 William Street, 26th Floor, New York, NY 10038. To learn more about investing in startups and its risks visit www.seedinvest.com/academy.

https://crm.private.seedinvest.com/email_campaigns/email_campaign/5912	1/2

2/7/2020	SI CRM

Miso Robotics Reminder

Hi James,

We noticed that you started the reservation process for Miso Robotics, but have yet to complete the process. Please note, if you have any questions for the company, you may post them on the discussion forum here.

If you would like to complete a reservation you may do so via the link below. By completing a reservation, you will be able to confirm your investment ahead of the public launch. Investors that reserve and convert shares will also be eligible for bonus investor perks.

Questions for SeedInvest? Email us. We're happy to help.

You are receiving this email because you are a registered user on SeedInvest. If you would like to stop receiving campaign reminders, unsubscribe here.

If you would like to stop receiving all SeedInvest marketing emails, including deal introductions, newsletters, event invitations, and new product announcements, please unsubscribe here. Please note you will still receive investment confirmation emails and all other transactional emails related to activities on your account.

It is advised that you consult a tax professional to fully understand any potential tax implications of receiving investor perks before making an investment.

Miso Robotics is accepting reservations for an Offering under Tier II of Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sales of securities will be made or commitment to purchase accepted until qualification of the offering statement by the Securities and Exchange Commission (the “Commission”) and approval of any other required government or regulatory agency. A reservation is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an Offering Statement that has been qualified by the Commission. A Preliminary Offering Circular that forms a part of the Offering Statement has been filed with the Commission, a copy of which may be obtained from Miso Robotics: https://www.seedinvest.com/miso.robotics

Copyright © 2020 Circle Internet Financial Limited (“Circle”), All rights reserved. This communication is intended solely for the use of the individual(s) to whom it was intended to be addressed. If you are not the intended recipient of this message you are hereby notified that any review, dissemination, distribution or copying of this message is strictly prohibited. This communication is for information purposes only and should not be regarded as a recommendation of, or an offer to sell or as a solicitation of an offer to buy, any financial product. Investments are offered only via definitive transaction documents and any potential investor should read such documents carefully, including all risks, before investing. Startup investments involve a high degree of risk and those investors who cannot hold an investment for the long term (at least 5-7 years) or afford to lose their entire investment should not invest in startups. All securities-related activity is conducted by SI Securities, LLC dba SeedInvest, an affiliate of Circle, and a registered broker-dealer, and member FINRA/SIPC, located at 123 William Street, 26th Floor, New York, NY 10038. To learn more about investing in startups and its risks visit www.seedinvest.com/academy.

https://crm.private.seedinvest.com/email_campaigns/email_campaign/6261	1/2

2/7/2020	SI CRM

Miso Robotics | Reservation Perks

Miso Robotics | Exclusive Investor Perks During Reservation Period

Miso Robotics, SeedInvest's latest Reg A+ reservation campaign, is a Los Angeles- based robotics company developing technology to assist and empower chefs to make food consistently and perfectly, at prices everyone can afford.

The company recently started accepting reservations as it awaits qualification by the SEC. By confirming a reservation in Miso Robotics, you will have the opportunity to purchase shares after the company is qualified and ahead of its public launch. In addition, investors that reserve shares will receive bonus perks based on the size of their ultimate investment amount.

Investor perks include:

♦ Free CaliBurgers

♦ LA Dodgers tickets

♦ Tours of Miso Robotics' headquarters

♦ 3-night stay in Los Angeles to meet the founders

You are receiving this newsletter because you are a registered user on SeedInvest. If you would like to stop receiving company updates, unsubscribe here.

If you would like to stop receiving all SeedInvest marketing emails, including deal introductions, newsletters, event invitations, and new product announcements, please unsubscribe here. Please note you will still receive investment confirmation emails and all other transactional emails related to activities on your account.

It is advised that you consult a tax professional to fully understand any potential tax implications of receiving investor perks before making an investment.

Miso Robotics is accepting reservations for an Offering under Tier II of Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sales of securities will be made or commitment to purchase accepted until qualification of the offering statement by the Securities and Exchange Commission (the “Commission”) and approval of any other required government or regulatory agency. A reservation is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an Offering Statement that has been qualified by the Commission. A Preliminary Offering Circular that forms a part of the Offering Statement has been filed with the Commission, a copy of which may be obtained from Miso Robotics: https://www.seedinvest.com/miso.robotics

Copyright © 2020 Circle Internet Financial Limited (“Circle”), All rights reserved. This communication is intended solely for the use of the individual(s) to whom it was intended to be addressed. If you are not the intended recipient of this message you are hereby notified that any review, dissemination, distribution or copying of this message is strictly prohibited. This communication is for information purposes only and should not be regarded as a recommendation of, or an offer to sell or as a solicitation of an offer to buy, any financial product. Investments are offered only via definitive transaction documents and any potential investor should read such documents carefully, including all risks, before investing. Startup investments involve a high degree of risk and those investors who cannot hold an investment for the long term (at least 5-7 years) or afford to lose their entire investment should not invest in startups. All securities-related activity is conducted by SI Securities, LLC dba SeedInvest, an affiliate of Circle, and a registered broker-dealer, and member FINRA/SIPC, located at 123 William Street, 26th Floor, New York, NY 10038. To learn more about investing in startups and its risks visit www.seedinvest.com/academy.

https://crm.private.seedinvest.com/email_campaigns/email_campaign/5914	5/2

2/7/2020	SI CRM

Now Accepting Reservations

Miso Robotics releases new campaign video & surpasses $600k in reservations

SeedInvest's latest Reg A+ deal, Miso Robotics, which creates artificially intelligent robots to make food efficiently and consistently, just released a new campaign video. In 2018, Miso developed "Flippy," a patented, AI enabled robotic kitchen assistant that has already cooked over 40k pounds of fried food and 9k burgers to date.

Watch the video to see the robot in action and hear from the Miso team including CaliBurger Chairman John Miller, Wavemaker Founder Buck Jordan, and the engineers behind Flippy.

The company recently surpassed $600k in reservations. By confirming a reservation in Miso Robotics, you will have the opportunity to purchase shares ahead of the company's public launch once it receives SEC qualification. A reservation is non- binding and you may cancel at any time.

https://crm.private.seedinvest.com/email_campaigns/email_campaign/5949	1/3

2/7/2020	SI CRM

Upcoming Webinar

Tune in for our monthly Reg A+ webinar with featuring five companies on Thursday, December 5th at 4pm ET. Tune in to hear from Miso's team and ask questions. Register here.

Investor Perks

All investors that reserve shares and purchase their reserved shares during the live campaign will receive a voucher for 10 free CaliBurgers (valid at any location) plus additional investment tier perks. Learn more here.

Questions? Email us. We're happy to help.

You are receiving this newsletter because you are a registered user on SeedInvest. If you would like to stop receiving company updates, unsubscribe here.

If you would like to stop receiving all SeedInvest marketing emails, including deal introductions, newsletters, event invitations, and new product announcements, please unsubscribe here. Please note you will still receive investment confirmation emails and all other transactional emails related to activities on your account.

It is advised that you consult a tax professional to fully understand any potential tax implications of receiving investor perks before making an investment.

Miso Robotics is accepting reservations for an Offering under Tier II of Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sales of securities will be made or commitment to purchase accepted until qualification of the offering statement by the Securities and Exchange Commission (the “Commission”) and approval of any other required government or regulatory agency. A reservation is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an Offering Statement that has been qualified by the Commission. A Preliminary Offering Circular that forms a part of the Offering Statement has been filed with the Commission, a copy of which may be obtained from Miso Robotics: https://www.seedinvest.com/miso.robotics

Copyright © 2020 Circle Internet Financial Limited (“Circle”), All rights reserved. This communication is intended solely for the use of the individual(s) to whom it was intended to be addressed. If you are not the intended recipient of this message you are hereby notified that any review, dissemination, distribution or copying of this message is strictly prohibited. This communication is for information purposes only and should not be regarded as a recommendation of, or an offer to sell or as a solicitation of an offer to buy, any financial product. Investments are offered only via definitive transaction documents and any potential investor should read such documents carefully, including all risks, before investing. Startup investments involve a high degree of risk and those investors who cannot hold an investment for the long term (at least 5-7 years) or afford to lose their entire investment should not invest in startups. All securities-related activity is conducted by SI Securities, LLC dba SeedInvest, an affiliate of Circle, and a registered broker-dealer, and member FINRA/SIPC, located at 123 William Street, 26th Floor, New York, NY 10038. To learn more about investing in startups and its risks visit www.seedinvest.com/academy.

https://crm.private.seedinvest.com/email_campaigns/email_campaign/5949	2/3

2/7/2020	SI CRM

Miso Robotics | Campaign Milestone

Miso Robotics Surpasses $500k in Reservations in First Week

We are excited to announce that Miso Robotics has surpassed $500k in reservations on SeedInvest in its first week of launching. The company has generated interest from both accredited and unaccredited investors on the platform, with over 164 investors to date.

The company is developing and manufacturing artificially intelligent robots to make food efficiently and consistently.

By confirming a reservation, you will have the opportunity to purchase shares ahead of the company's public launch once it receives SEC qualification. A reservation is non- binding and you may cancel at any time.

Upcoming Webinar

Reg A+ Monthly Webinar | Thursday, December 5th at 4pm ET

Questions? Email us. We're happy to help.

You are receiving this email because you are a registered user on SeedInvest. If you would like to stop receiving company updates, unsubscribe here.

If you would like to stop receiving all SeedInvest marketing emails, including deal introductions, newsletters, event invitations, and new product announcements, please unsubscribe here. Please note you will still receive investment confirmation emails and all other transactional emails related to activities on your account.

Miso Robotics is accepting reservations for an Offering under Tier II of Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sales of securities will be made or commitment to purchase accepted until qualification of the offering statement by the Securities and Exchange Commission (the “Commission”) and approval of any other required government or regulatory agency. A reservation is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an Offering Statement that has been qualified by the Commission. A Preliminary Offering Circular that forms a part of the Offering Statement has been filed with the Commission, a copy of which may be obtained from Miso Robotics: https://www.seedinvest.com/miso.robotics

Copyright © 2020 Circle Internet Financial Limited (“Circle”), All rights reserved. This communication is intended solely for the use of the individual(s) to whom it was intended to be addressed. If you are not the intended recipient of this message you are hereby notified that any review, dissemination, distribution or copying of this message is strictly prohibited. This communication is for information purposes only and should not be regarded as a recommendation of, or an offer to sell or as a solicitation of an offer to buy, any financial product. Investments are offered only via definitive transaction documents and any potential investor should read such documents carefully, including all risks, before investing. Startup investments involve a high degree of risk and those investors who cannot hold an investment for the long term (at least 5-7 years) or afford to lose their entire investment should not invest in startups. All securities-related activity is conducted by SI Securities, LLC dba SeedInvest, an affiliate of Circle, and a registered broker-dealer, and member FINRA/SIPC, located at 123 William Street, 26th Floor, New York, NY 10038. To learn more about investing in startups and its risks visit www.seedinvest.com/academy.

https://crm.private.seedinvest.com/email_campaigns/email_campaign/5913	1/3

2/7/2020	SI CRM

Accepting Reservations

Miso Robotics unveils its next-gen robotic kitchen assistant

Taking into account feedback from its first robotic kitchen assistant Flippy, Miso Robotics recently revealed a new prototype, Robot on a Rail (ROAR). This robot is turning Flippy into an upside-down rail that is intended to be installed under a standard kitchen hood, allowing it to move along a line of kitchen equipment, tucked away out of the path of busy cooks. ROAR is expected to begin shipping commercially by the end of 2020 for approximately $30,000 (half the cost of Flippy).

"Not only will it be more affordable, but ROAR will also be able to work multiple stations at once, creating additional labor and real estate savings with the new design," says CTO Ryan Sinnet.

Since announcing the new robotic kitchen assistant, the company has already received notable press from Forbes, TechCrunch, Venture Beat, and more.

Miso Robotics was founded with a mission to leverage AI technology to help chefs cook food perfectly and consistently and enable restaurants to increase labor productivity, reduce costs, and drive profitability while improving the overall dining experience.

https://crm.private.seedinvest.com/email_campaigns/email_campaign/6232	1/3

2/7/2020	SI CRM

By confirming a reservation in Miso Robotics, you will have the opportunity to purchase shares ahead of the company's public launch once it receives SEC qualification. A reservation is non-binding and you may cancel at any time.

Upcoming Webinar

Tune in for the upcoming Reg A+ webinar on Thursday, March 5th at 4pm ET. Register here for the chance to hear from management and ask questions in real-time.

Questions? Email us. We're happy to help.

You are receiving this newsletter because you are a registered user on SeedInvest. If you would like to stop receiving company updates, unsubscribe here.

If you would like to stop receiving all SeedInvest marketing emails, including deal introductions, newsletters, event invitations, and new product announcements, please unsubscribe here. Please note you will still receive investment confirmation emails and all other transactional emails related to activities on your account.

Miso Robotics is accepting reservations for an Offering under Tier II of Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sales of securities will be made or commitment to purchase accepted until qualification of the offering statement by the Securities and Exchange Commission (the “Commission”) and approval of any other required government or regulatory agency. A reservation is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an Offering Statement that has been qualified by the Commission. A Preliminary Offering Circular that forms a part of the Offering Statement has been filed with the Commission, a copy of which may be obtained from Miso Robotics: https://www.seedinvest.com/miso.robotics

Copyright © 2020 Circle Internet Financial Limited (“Circle”), All rights reserved. This communication is intended solely for the use of the individual(s) to whom it was intended to be addressed. If you are not the intended recipient of this message you are hereby notified that any review, dissemination, distribution or copying of this message is strictly prohibited. This communication is for information purposes only and should not be regarded as a recommendation of, or an offer to sell or as a solicitation of an offer to buy, any financial product. Investments are offered only via definitive transaction documents and any potential investor should read such documents carefully, including all risks, before investing. Startup investments involve a high degree of risk and those investors who cannot hold an investment for the long term (at least 5-7 years) or afford to lose their entire investment should not invest in startups. All securities-related activity is conducted by SI Securities, LLC dba SeedInvest, an affiliate of Circle, and a registered broker-dealer, and member FINRA/SIPC, located at 123 William Street, 26th Floor, New York, NY 10038. To learn more about investing in startups and its risks visit www.seedinvest.com/academy.

https://crm.private.seedinvest.com/email_campaigns/email_campaign/6232	2/3

Lauren: Hi everyone. Thank you for taking the time to join us today for Reg A Plus Monthly Webinar featuring Miso Robotics, Monogram Orthopedics, Wink, Grays, and NowRX. My name is Lauren and I'm part of the venture growth team here at SeedInvest. We're excited to have these five companies here with us today. As a reminder, if you have any specific questions that you would like the companies to answer, you can type them into the questions box on the right- hand side of your Go To webinar control panel. Today's presentations will focus specifically on their competitive landscapes. With that, I'll hand it over to our first presenter, Ryan Sinnet, CTO and Co-founder of Miso Robotics, our latest Reg A plus deal that is accepting reservations. The deal is, or the company is developing artificially intelligent robots to make food more efficiently and consistently. Take it away, Ryan.

Ryan Sinnet:	Thank you. Thanks. I'm Ryan Sinnet. Thanks for the introduction. For those of you that don't know us, we're Miso Robotics and we make Flippy the collaborative kitchen robot. I'm not really going to talk too much about the platform, but Flippy is designed to be a software and hardware platform that's modular in nature, that's designed to go into a variety of existing kitchens and new kitchens and work collaboratively with kitchen staff, work with existing equipment and tools. It's supported by a cloud connected fleet management, an AI continuous learning platform. So we were founded in 2016 to date. We've raised over $14 million. We've deployed Flippy commercially with Cali Burger and with a pair of MLB stadiums. And we're really excited for this series C opportunity to let the public get in on this. The team has a wealth of experience in robotics, food, and software. My background is in human like robotic walking. That's where I, what I did my PhD in. But I really wanted to take that and get into a market that was much more immediate. And so that's why Miso in the food space. The engineering team is mostly software focused and from top universities like Caltech, MIT, Carnegie Mellon, etcetera.

New Speaker:	Now the team is great, but the numbers tell a really interesting story. So we have 12 patents currently pending in the food robotic space. One's been awarded, so they're starting to come in. Now, we've actually cooked and served and sold over 60,000 pounds of fried food to customers, over 12,000 hamburger patties. We've modeled out a 3X increase in even off profitability for some customer use cases. We've been popularized by over 10 billion media impressions, unique impressions, and we're addressing nearly $7 billion recurring revenue beachhead opportunities starting with an $11 million contract to deliver robots to CaliBurger.

New Speaker:	So you know, we are building a flexible, we are taking a flexible approach because we believe there are many kitchens of the future. But this is the kitchen that just opened in Fort Myers very recently with two robots in it. We just over the last few days, served 1100 fried items and no issues. So now the main point of this talk is to get into the competitive landscape of the food disruption space really, but focused on automation. And so we break this down on two axis. How extensible is your approach? How many different recipes can it handle or can it be adapted once it's deployed, etcetera. And how many different food kitchen form factors is it compatible with? Because you know you have full restaurants all the way down to vending machines in some cases. And so let's start in the bottom left, which is the least flexibility on each axis. So to do that, that's basically like, Hey, let's build a restaurant brand from scratch and let's build it in such a way that we can automate it. And then you know, the problem with doing that is what is the market opportunity? What is the total addressable market? Because you know, it's one miracle to think you can actually automate the food space. And a lot of people believe that. But then it's another miracle to think that you can build a brand on the scale of a McDonald's. So maybe too many miracles to believe in that quadrant.

New Speaker:	Now if you look at what's more flexible in terms of kitchen compatibility, you've got some other competitors like Cafe X, which uses a robotic arm to serve coffee. So that's great, if it's in a smaller footprint, real estates are really robust in food service, so that's great. But again, it doesn't have that recipe extensibility. So you know, we could actually at Miso with our extensibility expand into this quadrant. So it's, you know, our flexibility does give us that as well. Now if you look in the other corner of this quadrant and in the most extensible recipes, but not really kitchen compatibility, you have this notion of ghost kitchens, which are companies like Kitchen United, who we shared commissary space to a variety of brands. Now the goal is that you are benefiting from lower real estate costs, doing delivery only, you know, group negotiations with delivery and you get some benefits through scale. So that's great. They are attacking roughly speaking, the real estate costs. But now if you throw robots into the picture, there's a really interesting synergy in terms of economics disruption. And so at Miso, you know, they're not really, this isn't automation per se, this quadrant that we're talking about here, but this is competing for investment dollars. So we throw it in. But Miso is interested in this as a nascent market opportunity and we do have Flippy under development in some of these virtual kitchens.

New Speaker:	So finally, if you go to the most extensible on both axes, that's where we sit. And the reason that we took this approach of building a general platform that could do a variety of different things is because we looked at the kitchen space and we said, boy, there's sure a lot of stuff that has to be done to build a platform that can really address the 650,000 restaurants in the US, and perhaps 15 million by some estimates in the world. And so by building a platform that can grow over time and add additional features, we can add new skills and we can do that easily because our platform supports it. We can add new equipment, we can change recipes. We believe that that type of system will work not only for mom and pop shops, leveling the playing field against the bigger grants, but can also support some of these bigger grants. And so that's why we've taken the flexibility approach and we believe that is the right approach. But thank you for listening. I'm looking forward to your questions.

Lauren:	Great. Thanks so much Ryan. First question we have here, can you detail a little bit more about what the Miso platform entails besides the actual robot?

Ryan Sinnet:	Yeah, so you know, a lot of people see the robot and they think it just flips hamburgers. But really what the Miso platform is you can think of it as a library architecture that has a variety of different modules for adding to over time. So you have the ability to solve perception problems. So you have a computer vision component of that. You have the manipulation problem that's controls and half planning. How do we, you know, work with equipment and flip objects, etcetera. And then you have the third component, which is scheduling, which is, you know, basically what actions should Flippy do at any given time to meet the requirements of the restaurant. Whether that's interacting with the point of sale and meeting demand that way or you know, some other model of how you want your kitchen to operate. And so we've built those core technologies, our platform around those core technologies, with a fourth layer of cloud support to actually handle deployment of all of this. And because of the maturity of our system, we're able to add new skills for example, to go from frying to [inaudible] in, you know, a matter of weeks versus having to build custom mechanical solutions. So, you know, typically we can just send software upgrades and extend the functionality of Flippy. But worst case scenario we can ship a tool and extend the flexibility as well. So that is, that is kind of the nature of the platform and there's more on the SeedInvest site and on our webpage. So I'd encourage you to check that out. Thanks.

Lauren:	Great. Next question. In an industry that has a very hard time finding people to maintain even rudimentary food service equipment. How do you expect to maintain this complicated robotic platform in this tight margin environment?

Ryan Sinnet:	Yeah, that's, that's a great, that's a great question. Now, first of all, when you look at the value propositions that you're getting from bringing these robots in, like I said, it is a 3X increase in profitability. So, you know, immediately it comes to mind you have a lot more to play with in terms of maintenance. Now in terms of why we took this approach, we're working with FANUC arms currently and they have a hundred thousand hours meantime between failures. They have a system integrator network of over 400 system integrators throughout the world and you know, heavily focused throughout the US, so, you know, they estimate the cost to be maybe five hundred dollars a year to maintain these and it's a biannual visit. You know, the rest, when you look at robots, really all they are is gearboxes, motors, a couple of other things in there, but they're fairly simple pieces of equipment. And so, you know, we envision over time building a online, and we're already starting on this, but an online certification program, you want to get certified to run refrigerator? You take that program, you want to get certified to fix a Flippy robot, you can do that. And you know, we've already done a lot of this work by documenting, so, you know, we're creating new class of jobs here, but we believe that existing networks of people coming into service, these equipment can actually learn these skills fairly easily. So that, that is our strategy on that at the moment.

Lauren:	Great. We have time for one more question. Do you anticipate there will be one winner that will supply the majority of the QSR market with these robots? Or is it more likely that every fast food chain will use different companies to supply their robots?

Ryan Sinnet:	That's a great question. You know, I think, you know, is it a winner takes all, you know, there may be room for several competitors. You could look at analogs in the tech space. You know, I think restaurants right now are taking the approach of what they're calling embedded automation. If you look at McDonald's, it's, you know, it's an amazing operation. They've got going on there. They've got lots of automated stuff, automated drink pouring machines. So I think a lot of restaurants will continue during that, on that path. But ultimately, you know, Miso, our ultimate dream is to really just be solely in software and we'd like to build a vibrant, you know, system integrator developer community, allowing people to work with our software, and the modular system kitchen we're building the modular hardware platform that can go into almost every existing kitchen. And so we'd love to open that up eventually and allow people to use our platform. So our hope, is that that will allow us to kind of create a marketplace in the same way, maybe the Apple Apps creates a marketplace. So it may be a two or three player market, just typical market dynamics. But I, you know, I don't think the fragmented approach will persist into the far future. Thank you. Appreciate the question. Great one.

Lauren:	Great. Thank you so much for your time, Ryan. It's now time, we're going to move on to our next presenter. Just bear with us as we make the transition.

2/7/2020	SI CRM

Reg A+ Company Updates

Monogram hires new executive to lead product development

Monogram is pleased to announce its recent hire, Christopher Scifert, Ph.D., who joined the company as the Director of Product Development, Implants, and Instruments.

"The vision to lead the industry in 3D printed patient optimized implants, combined with an affordable and unique robotic system, has the ability to change the landscape of orthopedic medicine," comments Chris. "I was attracted to the company as I believe Monogram is setting a new standard for the relationship between hospitals, surgeons, and medical technology companies."

Chris holds over 18 years of experience in the orthopedic space. Before joining Monogram, Chris was the Director of Engineering for Orchid Design, a division of Orchid Orthopedic Solutions, a leader of medical device outsourcing services. Chris has held various engineering management roles at Medtronic and Smith & Nephew. He received his Ph.D. in Biomedical Engineering from the University of Iowa.

The campaign is successfully funded and has raised over $3mm from 1,164 investors across the world.

https://crm.private.seedinvest.com/email_campaigns/email_campaign/6035	1/4

2/7/2020	SI CRM

Meet the engineering co-founders behind Miso Robotics' artificially intelligent robots

Los Angeles-based Miso Robotics creates artificially intelligent robots to make food efficiently and consistently. The company developed "Flippy," a patented, AI enabled robotic kitchen assistant that has already cooked over 40k pounds of fried food and 9k burgers to date. Miso Robotics was founded by Buck Jordan, John Miller, Ryan Sinnet, and Rob Anderson. The engineering team is led by Ryan and Rob.

♦      Ryan, CTO, studied electrical engineering at Caltech and later received his Ph.D in mechanical engineering from Texas A&M. Ryan was awarded a National Science Foundation (NSF) Graduate Research Fellowship based on his proposal to bridge some of the gaps between human and robotic walking. As a student, he spent half a year at NASA's Johnson Space Center in Houston teaching the Valkyrie robot to walk.

♦      Rob, Head of Mechanical Engineering, leads hardware development at Miso. A recent mechanical engineering graduate of Caltech, he previously worked at Microsoft where he supported the international development of the Surface manufacturing lines. Afterwards, Rob worked at SpaceX where he supported the development of increased performance in rocket engine components.

Ryan and Rob have built a strong team comprised of a respected group of engineers, roboticists, and industrial designers from Caltech, Cornell, MIT, Carnegie Mellon, UCLA, Harvey Mudd, NASA, Tesla, Microsoft, and SpaceX.

By confirming a reservation in Miso Robotics, you will have the opportunity to purchase shares ahead of the company's public launch as it awaits SEC qualification. A reservation is non-binding and you may cancel at any time.

https://crm.private.seedinvest.com/email_campaigns/email_campaign/6035	2/4

2/7/2020	SI CRM

 Upcoming Webinar

Tune in for the Reg A+ monthly webinar on Thursday, January 2nd at 4pm ET featuring five Reg A+ companies on SeedInvest. The companies will discuss their plans for 2020 and answer questions from investors. Register here.

Questions? Email us. We're happy to help.

You are receiving this email because you are a registered user on SeedInvest. If you would like to stop receiving company updates, unsubscribe here.

If you would like to stop receiving all SeedInvest marketing emails, including deal introductions, newsletters, event invitations, and new product announcements, please unsubscribe here. Please note you will still receive investment confirmation emails and all other transactional emails related to activities on your account.

 Monogram Orthopaedics Inc is offering securities through the use of an Offering Statement that has been qualified by the Securities and Exchange Commission under Tier II of Regulation A. A copy of the Final Offering Circular that forms a part of the Offering Statement may be obtained from: Monogram Orthopaedics Inc: https://www.seedinvest.com/monogram

Miso Robotics is accepting reservations for an Offering under Tier II of Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sales of securities will be made or commitment to purchase accepted until qualification of the offering statement by the Securities and Exchange Commission (the “Commission”) and approval of any other required government or regulatory agency. A reservation is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an Offering Statement that has been qualified by the Commission. A Preliminary Offering Circular that forms a part of the Offering Statement has been filed with the Commission, a copy of which may be obtained from Miso Robotics: https://www.seedinvest.com/miso.robotics

Copyright © 2020 Circle Internet Financial Limited (“Circle”), All rights reserved. This communication is intended solely for the use of the individual(s) to whom it was intended to be addressed. If you are not the intended recipient of this message you are hereby notified that any review, dissemination, distribution or copying of this message is strictly prohibited. This communication is for information purposes only and should not be regarded as a recommendation of, or an offer to sell or as a solicitation of an offer to buy, any financial product. Investments are offered only via definitive transaction documents and any potential investor should read such documents carefully, including all risks, before investing. Startup investments involve a high degree of risk and those investors who cannot hold an investment for the long term (at least 5-7 years) or afford to lose their entire investment should not invest in startups. All securities-related activity is conducted by SI Securities, LLC dba SeedInvest, an affiliate of Circle, and a registered broker-dealer, and member FINRA/SIPC, located at 123 William Street, 26th Floor, New York, NY 10038. To learn more about investing in startups and its risks visit www.seedinvest.com/academy.

https://crm.private.seedinvest.com/email_campaigns/email_campaign/6035	3/4

2/7/2020	SI CRM

Wavemaker Labs Webinar

 New: Wavemaker Labs & SeedInvest Offer Select Investment Opportunities.

SeedInvest and Wavemaker Labs Join Forces to Provide Disruptive Tech Investment Opportunities

We’re excited to announce our collaboration with Wavemaker Labs to offer a curated selection of their portfolio companies to investors through the SeedInvest platform.

Wavemaker Labs is a global incubator that focuses on introducing new technology across automation, artificial intelligence, big data, robotics, and commerce. For each of its companies, Wavemaker Labs establishes a partnership with a corporation that agrees to be the first customer. Together with the corporate partner, Wavemaker identifies a core business problem, arrives at a technical solution, funds and builds the company, and eventually takes it to market.

Wavemaker has invested in over 250+ companies globally, including Blue Bottle Coffee, Mindbody, ChowNow, and Winc.

Browse Wavemaker Deals on SeedInvest

♦    Hitch | Autonomous robots for the cannabis and farming industries | Learn More

♦     Graze | Electric, fully autonomous commercial lawn mower | Learn More

♦    Miso Robotics | Artificially intelligent robots making food efficiently and consistently | Learn More

You are receiving this email because you are a registered user on SeedInvest. If you would like to stop receiving emails about new deal launches, unsubscribe here.

https://crm.private.seedinvest.com/email_campaigns/email_campaign/5838	1/3

2/7/2020	SI CRM

If you would like to stop receiving all SeedInvest marketing emails, including deal introductions, newsletters, event invitations, and new product announcements, please unsubscribe here. Please note you will still receive investment confirmation emails and all other transactional emails related to activities on your account.

Graze is offering securities through the use of an Offering Statement that has been qualified by the Securities and Exchange Commission under Tier II of Regulation A. A copy of the Final Offering Circular that forms a part of the Offering Statement may be obtained from: Graze: https://www.seedinvest.com/graze

Hitch is offering securities under Regulation CF and Rule 506(c) of Regulation D through SI Securities, LLC ("SI Securities"). The Company has filed a Form C with the Securities and Exchange Commission in connection with its offering, a copy of which may be obtained at: Hitch: https://www.seedinvest.com/hitch

Miso Robotics is accepting reservations for an Offering under Tier II of Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sales of securities will be made or commitment to purchase accepted until qualification of the offering statement by the Securities and Exchange Commission (the “Commission”) and approval of any other required government or regulatory agency. A reservation is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an Offering Statement that has been qualified by the Commission. A Preliminary Offering Circular that forms a part of the Offering Statement has been filed with the Commission, a copy of which may be obtained from Miso Robotics: https://www.seedinvest.com/miso.robotics

Copyright © 2020 Circle Internet Financial Limited (“Circle”), All rights reserved. This communication is intended solely for the use of the individual(s) to whom it was intended to be addressed. If you are not the intended recipient of this message you are hereby notified that any review, dissemination, distribution or copying of this message is strictly prohibited. This communication is for information purposes only and should not be regarded as a recommendation of, or an offer to sell or as a solicitation of an offer to buy, any financial product. Investments are offered only via definitive transaction documents and any potential investor should read such documents carefully, including all risks, before investing. Startup investments involve a high degree of risk and those investors who cannot hold an investment for the long term (at least 5-7 years) or afford to lose their entire investment should not invest in startups. All securities-related activity is conducted by SI Securities, LLC dba SeedInvest, an affiliate of Circle, and a registered broker-dealer, and member FINRA/SIPC, located at 123 William Street, 26th Floor, New York, NY 10038. To learn more about investing in startups and its risks visit www.seedinvest.com/academy.

https://crm.private.seedinvest.com/email_campaigns/email_campaign/5838	2/3

2/7/2020	SI CRM

Weekly Deal Newsletter

Now Accepting Investments

Sene | Bespoke clothing essentials

Sene aims to revolutionize the apparel industry by creating a custom-fit, zero-inventory clothing brand.

♦	Over $1mm in lifetime sales with only $20k of outside capital raised (unaudited)

♦	60%+ average month-over-month online revenue growth since refocusing on digital only, with a run rate of $1mm+ based on October 2019 revenue

To reward SeedInvest investors for investing early, Sene is raising via SWIFT Financing, rewarding early investors with a share price discount.

Peach Goods | Sustainable bath tissue sold via subscription

Peach is a luxury, sustainable bath tissue brand that is delivered directly to consumers' homes on a monthly basis.

♦	$21k+ in Gross Volume in September, grew 28% from August (product launched in July, 2019; unaudited)

♦	Founder Aaron Doades sold his previous startup, RealTargeting, to DoubleVerify, a technology leader in providing transparency and accountability in digital advertising

https://crm.private.seedinvest.com/email_campaigns/email_campaign/5873	1/5

2/7/2020	SI CRM

Closing Soon

Locai | AI-powered platform providing end-to-end solutions for grocers

♦	Raised $2.2mm to date including a strategic investment from Burris Logistics, a food logistics provider with clients such as BJ's

♦	Recently launched its meal planning solution with ShopRite stores in Connecticut, with planned expansion to all ShopRite and Fresh Grocer stores over the next four months

Tame the Beast | Premium personal care products

♦	Crossed $1mm trailing 12-month revenue and $1.5mm lifetime revenue, with 48% of website sales from returning customers

♦	Graduated from The Brandery in 2017 and Capital Innovators in 2018 (two nationally ranked startup accelerators); currently in Quake Capital Austin cohort

Upcoming Events

Wavemaker Investor Webinar | Tuesday, November 12th at 4pm ET | Register Winc Investor Webinar | Thursday, November 21st at 4pm ET | Register Monthly Reg A+ Webinar | Thursday, December 5th at 4pm ET | Register

https://crm.private.seedinvest.com/email_campaigns/email_campaign/5873	2/5

2/7/2020	SI CRM

Featured Promotions & Perks

SWIFT Financing is a tiered discount model, rewarding early investors with a discount to either the valuation cap or the share price based on when they invest.

♦	MARKET Protocol is raising via SWIFT. Learn more.

♦	Sene is raising via SWIFT. Learn more.

MARKET Protocol is offering early bird investor perks. Invest $3,000 by November 8th to receive a bump up in perks. Check out MARKET Protocol's Investor Perks here.

SeedInvest Auto Invest

Looking for an easier way to build your startup portfolio? SeedInvest Auto Invest does just that by allowing you to build a portfolio of 10-25 highly-vetted, early-stage startups with investment minimums as low as $200 per company. Auto Invest investors can opt out at any time. Learn more here.

Browse all deals. Learn more about all of our investment opportunities.

Questions? Email us. We're happy to help.

https://crm.private.seedinvest.com/email_campaigns/email_campaign/5873	3/5

2/7/2020	SI CRM

You are receiving this newsletter because you are a registered user on SeedInvest. If you would like to stop receiving the weekly newsletter, unsubscribe here.

If you would like to stop receiving all SeedInvest marketing emails, including deal introductions, newsletters, event invitations, and new product announcements, please unsubscribe here. Please note you will still receive investment confirmation emails and all other transactional emails related to activities on your account.

SeedInvest’s selection criteria does not suggest higher quality investment opportunities nor does it imply that investors will generate positive returns in investment opportunities on SeedInvest. Learn more about due diligence in the SeedInvest Academy and our vetting process in our FAQs.

It is advised that you consult a tax professional to fully understand any potential tax implications of receiving investor perks before making an investment.

Sene, Tame the Beast, Locai Solutions, Peach Goods, Hitch, and MARKET Protocol are offering securities under Regulation CF and Rule 506(c) of Regulation D through SI Securities, LLC ("SI Securities"). The Company has filed a Form C with the Securities and Exchange Commission in connection with its offering, a copy of which may be obtained at: Sene: https://www.seedinvest.com/sene, Tame the Beast: https://www.seedinvest.com/tame.the.beast, Locai Solutions: https://www.seedinvest.com/locai, Peach Goods: https://www.seedinvest.com/peach.goods, Hitch: https://www.seedinvest.com/hitch, MARKET Protocol: https://www.seedinvest.com/market.protocol

Winc is offering securities through the use of an Offering Statement that has been qualified by the Securities and Exchange Commission under Tier II of Regulation A. A copy of the Final Offering Circular that forms a part of the Offering Statement may be obtained from: Winc: https://www.seedinvest.com/winc

Graze, and Miso Robotics are accepting reservations for an Offering under Tier II of Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sales of securities will be made or commitment to purchase accepted until qualification of the offering statement by the Securities and Exchange Commission (the “Commission”) and approval of any other required government or regulatory agency. A reservation is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an Offering Statement that has been qualified by the Commission. A Preliminary Offering Circular that forms a part of the Offering Statement has been filed with the Commission, a copy of which may be obtained from Graze: https://www.seedinvest.com/graze, Miso Robotics: https://www.seedinvest.com/miso.robotics

Copyright © 2020 Circle Internet Financial Limited (“Circle”), All rights reserved. This communication is intended solely for the use of the individual(s) to whom it was intended to be addressed. If you are not the intended recipient of this message you are hereby notified that any review, dissemination, distribution or copying of this message is strictly prohibited. This communication is for information purposes only and should not be regarded as a recommendation of, or an offer to sell or as a solicitation of an offer to buy, any financial product. Investments are offered only via definitive transaction documents and any potential investor should read such documents carefully, including all risks, before investing. Startup investments involve a high degree of risk and those investors who cannot hold an investment for the long term (at least 5-7 years) or afford to lose their entire investment should not invest in startups. All securities-related activity is conducted by SI Securities, LLC dba SeedInvest, an affiliate of Circle, and a registered broker-dealer, and member FINRA/SIPC, located at 123 William Street, 26th Floor, New York, NY 10038. To learn more about investing in startups and its risks visit www.seedinvest.com/academy.

https://crm.private.seedinvest.com/email_campaigns/email_campaign/5873	4/5

2/7/2020	SI CRM

 Weekly Deal Newsletter

Now Accepting Investments

Sene | Bespoke clothing essentials

Sene aims to revolutionize the apparel industry by creating a custom-fit, zero-inventory clothing brand.

♦	Over $1mm in lifetime sales with only $20k of outside capital raised (unaudited)

♦	60%+ average month-over-month online revenue growth since refocusing on digital only, with a run rate of $1mm+ based on October 2019 revenue

To reward SeedInvest investors for investing early, Sene is raising via SWIFT Financing, rewarding early investors with a share price discount.

Peach Goods | Sustainable bath tissue sold via subscription

Peach is a luxury, sustainable bath tissue brand that is delivered directly to consumers' homes on a monthly basis.

♦	$21k+ in Gross Volume in September, grew 28% from August (product launched in July, 2019; unaudited)

♦	Founder Aaron Doades sold his previous startup, RealTargeting, to DoubleVerify, a technology leader in providing transparency and accountability in digital advertising

https://crm.private.seedinvest.com/email_campaigns/email_campaign/5879	5/6

2/7/2020	SI CRM

Smart International | Creators & Business Developers for KODAK 3D Printing Products

Smart International is reducing time and cost in product development and facilitating local manufacturing with little to no downtime.

♦	Over 400 printers and 18,000 filament spools sold so far with over $1,200,000 lifetime revenue (unaudited)

♦	Obtained a global brand licensing agreement for Kodak-branded 3D printing products and services

Closing Soon

Locai | AI-powered platform providing end-to-end solutions for grocers

♦	Raised $2.2mm to date including a strategic investment from Burris Logistics, a food logistics provider with clients such as BJ's

♦	Recently launched its meal planning solution with ShopRite stores in Connecticut, with planned expansion to all ShopRite and Fresh Grocer stores over the next four months

Tame the Beast | Premium personal care products

♦	Crossed $1mm trailing 12-month revenue and $1.5mm lifetime revenue, with 48% of website sales from returning customers

♦	Graduated from The Brandery in 2017 and Capital Innovators in 2018 (two nationally ranked startup accelerators); currently in Quake Capital Austin cohort

https://crm.private.seedinvest.com/email_campaigns/email_campaign/5879	6/6

2/7/2020	SI CRM

 Upcoming Events

Wavemaker Investor Webinar | Tuesday, November 12th at 4pm ET | Register NYC Wine Tasting Night with Winc | Tuesday, November 19th at 6pm ET | RSVP Winc Investor Webinar | Thursday, November 21st at 4pm ET | Register Monthly Reg A+ Webinar | Thursday, December 5th at 4pm ET | Register

Featured Promotions & Perks

SWIFT Financing is a tiered discount model, rewarding early investors with a discount to either the valuation cap or the share price based on when they invest.

♦	MARKET Protocol is raising via SWIFT. Learn more.

♦	Sene is raising via SWIFT. Learn more.

♦	Smart International is raising via SWIFT. Learn more.

MARKET Protocol is offering early bird investor perks. Invest $3,000 by November 8th to receive a bump up in perks. Check out MARKET Protocol's Investor Perks here.

SeedInvest Auto Invest

Looking for an easier way to build your startup portfolio? SeedInvest Auto Invest does just that by allowing you to build a portfolio of 10-25 highly-vetted, early-stage startups with investment minimums as low as $200 per company. Auto Invest investors can opt out at any time. Learn more here.

Browse all deals. Learn more about all of our investment opportunities.

Questions? Email us. We're happy to help.

https://crm.private.seedinvest.com/email_campaigns/email_campaign/5879	7/6

2/7/2020	SI CRM

You are receiving this newsletter because you are a registered user on SeedInvest. If you would like to stop receiving the weekly newsletter, unsubscribe here.

If you would like to stop receiving all SeedInvest marketing emails, including deal introductions, newsletters, event invitations, and new product announcements, please unsubscribe here. Please note you will still receive investment confirmation emails and all other transactional emails related to activities on your account.

SeedInvest’s selection criteria does not suggest higher quality investment opportunities nor does it imply that investors will generate positive returns in investment opportunities on SeedInvest. Learn more about due diligence in the SeedInvest Academy and our vetting process in our FAQs.

It is advised that you consult a tax professional to fully understand any potential tax implications of receiving investor perks before making an investment.

Sene, Peach Goods, Locai Solutions, Tame the Beast, Hitch, and MARKET Protocol are offering securities under Regulation CF and Rule 506(c) of Regulation D through SI Securities, LLC ("SI Securities"). The Company has filed a Form C with the Securities and Exchange Commission in connection with its offering, a copy of which may be obtained at: Sene: https://www.seedinvest.com/sene, Peach Goods: https://www.seedinvest.com/peach.goods, Locai Solutions: https://www.seedinvest.com/locai, Tame the Beast: https://www.seedinvest.com/tame.the.beast, Hitch: https://www.seedinvest.com/hitch, MARKET Protocol: https://www.seedinvest.com/market.protocol

KODAK 3D Printing is offering securities under Rule 506(c) of Regulation D through SI Securities. Additional information may be obtained from: KODAK 3D Printing: https://www.seedinvest.com/kodak.3d.printing

Winc is offering securities through the use of an Offering Statement that has been qualified by the Securities and Exchange Commission under Tier II of Regulation A. A copy of the Final Offering Circular that forms a part of the Offering Statement may be obtained from: Winc: https://www.seedinvest.com/winc

Graze, and Miso Robotics are accepting reservations for an Offering under Tier II of Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sales of securities will be made or commitment to purchase accepted until qualification of the offering statement by the Securities and Exchange Commission (the “Commission”) and approval of any other required government or regulatory agency. A reservation is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an Offering Statement that has been qualified by the Commission. A Preliminary Offering Circular that forms a part of the Offering Statement has been filed with the Commission, a copy of which may be obtained from Graze: https://www.seedinvest.com/graze, Miso Robotics: https://www.seedinvest.com/miso.robotics

Copyright © 2020 Circle Internet Financial Limited (“Circle”), All rights reserved. This communication is intended solely for the use of the individual(s) to whom it was intended to be addressed. If you are not the intended recipient of this message you are hereby notified that any review, dissemination, distribution or copying of this message is strictly prohibited. This communication is for information purposes only and should not be regarded as a recommendation of, or an offer to sell or as a solicitation of an offer to buy, any financial product. Investments are offered only via definitive transaction documents and any potential investor should read such documents carefully, including all risks, before investing. Startup investments involve a high degree of risk and those investors who cannot hold an investment for the long term (at least 5-7 years) or afford to lose their entire investment should not invest in startups. All securities-related activity is conducted by SI Securities, LLC dba SeedInvest, an affiliate of Circle, and a registered broker-dealer, and member FINRA/SIPC, located at 123 William Street, 26th Floor, New York, NY 10038. To learn more about investing in startups and its risks visit www.seedinvest.com/academy.

https://crm.private.seedinvest.com/email_campaigns/email_campaign/5879	8/6

2/7/2020	SI CRM

Weekly Deal Newsletter

Now Accepting Investments

Medean | Gamified budgeting app & P2P financial planner

♦	Relationships with two Fortune 500 banks, including a fintech partnership and a revenue-generating service agreement

♦	Participated in two prominent Fintech Accelerators with BMO Harris Bank & CivicX (supported by Capital One)

Featured Promotions & Perks

SWIFT Financing is a tiered preferred equity model, rewarding early investors with a discount to the share price. The following company is raising via SWIFT:

♦	Sene | Custom-fit zero-inventory clothing brand

Miso Robotics is offering bonus perks to investors that reserve and subsequently purchase reserved shares. Learn more here.

GrowSquares is offering early bird perks to investors who make an investment by today, November 22nd at 11:59pm ET. Learn more here.

Closing Soon

Lenmo | Lending platform for institutions and individuals

Goods Unite Us | Aligning consumer purchases with politics

SeedInvest Auto Invest

Looking for an easier way to build your startup portfolio? SeedInvest Auto Invest does just that by allowing you to build a portfolio of 10-25 highly-vetted, early-stage startups with investment minimums as low as $200 per company. Auto Invest investors can opt out at any time. Learn more here.

Browse all deals. Learn more about all of our investment opportunities.

Questions? E mail us. We're happy to help.

https://crm.private.seedinvest.com/email_campaigns/email_campaign/5879	9/6

2/7/2020	SI CRM

You are receiving this newsletter because you are a registered user on SeedInvest. If you would like to stop receiving the weekly newsletter, unsubscribe here.

If you would like to stop receiving all SeedInvest marketing emails, including deal introductions, newsletters, event invitations, and new product announcements, please unsubscribe here. Please note you will still receive investment confirmation emails and all other transactional emails related to activities on your account.

SeedInvest’s selection criteria does not suggest higher quality investment opportunities nor does it imply that investors will generate positive returns in investment opportunities on SeedInvest. Learn more about due diligence in the SeedInvest Academy and our vetting process in our FAQs.

It is advised that you consult a tax professional to fully understand any potential tax implications of receiving investor perks before making an investment.

Medean, Lenmo Inc., Goods Unite Us, Inc., Sene, and GrowSquares are offering securities under Regulation CF and Rule 506(c) of Regulation D through SI Securities, LLC ("SI Securities"). The Company has filed a Form C with the Securities and Exchange Commission in connection with its offering, a copy of which may be obtained at: Medean: https://www.seedinvest.com/medean, Lenmo Inc.: https://www.seedinvest.com/lenmo.inc, Goods Unite Us, Inc.: https://www.seedinvest.com/goods.unite.us, Sene: https://www.seedinvest.com/sene, GrowSquares: https://www.seedinvest.com/growsquares

Miso Robotics is accepting reservations for an Offering under Tier II of Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sales of securities will be made or commitment to purchase accepted until qualification of the offering statement by the Securities and Exchange Commission (the “Commission”) and approval of any other required government or regulatory agency. A reservation is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an Offering Statement that has been qualified by the Commission. A Preliminary Offering Circular that forms a part of the Offering Statement has been filed with the Commission, a copy of which may be obtained from Miso Robotics: https://www.seedinvest.com/miso.robotics

Copyright © 2020 Circle Internet Financial Limited (“Circle”), All rights reserved. This communication is intended solely for the use of the individual(s) to whom it was intended to be addressed. If you are not the intended recipient of this message you are hereby notified that any review, dissemination, distribution or copying of this message is strictly prohibited. This communication is for information purposes only and should not be regarded as a recommendation of, or an offer to sell or as a solicitation of an offer to buy, any financial product. Investments are offered only via definitive transaction documents and any potential investor should read such documents carefully, including all risks, before investing. Startup investments involve a high degree of risk and those investors who cannot hold an investment for the long term (at least 5-7 years) or afford to lose their entire investment should not invest in startups. All securities-related activity is conducted by SI Securities, LLC dba SeedInvest, an affiliate of Circle, and a registered broker-dealer, and member FINRA/SIPC, located at 123 William Street, 26th Floor, New York, NY 10038. To learn more about investing in startups and its risks visit www.seedinvest.com/academy.

https://crm.private.seedinvest.com/email_campaigns/email_campaign/5879	10/6

2/7/2020	SI CRM

Weekly Deal Newsletter

Now Accepting Reservations

Miso Robotics | AI robots for making food efficiently & consistently

Miso Robotics is our latest Reg A+ deal. The company is developing technology to assist and empower chefs to make food consistently & efficiently, at prices everyone can afford.

♦	Company developed Flippy, a patented, AI enabled robotic kitchen assistant that has cooked over 40k lbs. of fried food and 9k burgers at LA Dodgers Stadium,Arizona Diamondbacks Chase Field, and two CaliBurger locations

♦	$11mm in purchase orders signed by international burger chain CaliBurger to be fulfilled over the next 5 years

By confirming a reservation, you will have the opportunity to purchase shares ahead of the company's public launch once it receives SEC qualification. A reservation is non- binding and you may cancel at any time.

Upcoming Events

Winc Roadmap Investor Webinar | Thursday, November 21st at 4pm ET

Join CEO Geoff McFarlane and COO Brian Smith of Winc for an investor webinar as they discuss the campaign to date, the vision for 2020, and use of funds for the Series D round.

Register

Monthly Reg A+ Webinar | Thursday, December 5th at 4pm ET

Tune in for a webinar featuring five Reg A+ companies on SeedInvest as they discuss the competitive landscape and answer questions. Companies include:

♦	Monogram Orthopaedics | Robotics for high precision implants

♦	NowRx | Tech-driven, on-demand pharmacy

♦	Winc | Modern winery, building the brands of tomorrow

♦	Graze | Autonomous, electric commercial lawn mower

♦	Miso Robotics | AI robots making food efficiently & consistently

https://crm.private.seedinvest.com/email_campaigns/email_campaign/5879	11/6

2/7/2020	SI CRM

Register

Featured Promotions & Perks

Miso Robotics is offering bonus perks to investors that reserve and subsequently purchase reserved shares. Learn more here.

SWIFT Financing is a tiered preferred equity model, rewarding early investors with a discount to the share price. The following company is raising via SWIFT:

♦	Sene | Custom-fit zero-inventory clothing brand

SeedInvest Auto Invest

Looking for an easier way to build your startup portfolio? SeedInvest Auto Invest does just that by allowing you to build a portfolio of 10-25 highly-vetted, early-stage startups with investment minimums as low as $200 per company. Auto Invest investors can opt out at any time. Learn more here.

Browse all deals. Learn more about all of our investment opportunities.

Questions? Email us. We're happy to help.

https://crm.private.seedinvest.com/email_campaigns/email_campaign/5879	12/6

2/7/2020	SI CRM

 You are receiving this newsletter because you are a registered user on SeedInvest. If you would like to stop receiving the weekly newsletter, unsubscribe here.

If you would like to stop receiving all SeedInvest marketing emails, including deal introductions, newsletters, event invitations, and new product announcements, please unsubscribe here. Please note you will still receive investment confirmation emails and all other transactional emails related to activities on your account.

SeedInvest’s selection criteria does not suggest higher quality investment opportunities nor does it imply that investors will generate positive returns in investment opportunities on SeedInvest. Learn more about due diligence in the SeedInvest Academy and our vetting process in our FAQs.

It is advised that you consult a tax professional to fully understand any potential tax implications of receiving investor perks before making an investment.

Winc, NowRx, and Monogram Orthopaedics Inc are offering securities through the use of an Offering Statement that has been qualified by the Securities and Exchange Commission under Tier II of Regulation A. A copy of the Final Offering Circular that forms a part of the Offering Statement may be obtained from: Winc: https://www.seedinvest.com/winc, NowRx: https://www.seedinvest.com/nowrx, Monogram Orthopaedics Inc: https://www.seedinvest.com/monogram

Miso Robotics, and Graze are accepting reservations for an Offering under Tier II of Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sales of securities will be made or commitment to purchase accepted until qualification of the offering statement by the Securities and Exchange Commission (the “Commission”) and approval of any other required government or regulatory agency. A reservation is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an Offering Statement that has been qualified by the Commission. A Preliminary Offering Circular that forms a part of the Offering Statement has been filed with the Commission, a copy of which may be obtained from Miso Robotics: https://www.seedinvest.com/miso.robotics, Graze:

https://www.seedinvest.com/graze

Sene is offering securities under Regulation CF and Rule 506(c) of Regulation D through SI Securities, LLC ("SI Securities"). The Company has filed a Form C with the Securities and Exchange Commission in connection with its offering, a copy of which may be obtained at: Sene: https://www.seedinvest.com/sene

Copyright © 2020 Circle Internet Financial Limited (“Circle”), All rights reserved. This communication is intended solely for the use of the individual(s) to whom it was intended to be addressed. If you are not the intended recipient of this message you are hereby notified that any review, dissemination, distribution or copying of this message is strictly prohibited. This communication is for information purposes only and should not be regarded as a recommendation of, or an offer to sell or as a solicitation of an offer to buy, any financial product. Investments are offered only via definitive transaction documents and any potential investor should read such documents carefully, including all risks, before investing. Startup investments involve a high degree of risk and those investors who cannot hold an investment for the long term (at least 5-7 years) or afford to lose their entire investment should not invest in startups. All securities-related activity is conducted by SI Securities, LLC dba SeedInvest, an affiliate of Circle, and a registered broker-dealer, and member FINRA/SIPC, located at 123 William Street, 26th Floor, New York, NY 10038. To learn more about investing in startups and its risks visit www.seedinvest.com/academy.

https://crm.private.seedinvest.com/email_campaigns/email_campaign/5879	13/6

2/7/2020	SI CRM

Reg A+ Rundown

Now Accepting Reservations

Miso Robotics | Artificially intelligent robots making food consistently, efficiently & affordably

We are excited to announce our latest Reg A+ deal. Based in Los Angeles, Miso Robotics creates artificially intelligent robots to make food efficiently and consistently. In 2018, the company developed "Flippy," a patented, AI enabled robotic kitchen assistant that is already present across two CaliBurger locations, the Los Angeles Dodgers Stadium, and the Arizona Diamondbacks Chase Field. Other highlights include:

♦	Product | The patented Flippy has cooked over 40k pounds of fried food and 9k burgers to date

♦	Demand | The company signed $11mm in purchase orders with international burger chain CaliBurger to be fulfilled over the next five years

♦	Venture-Backed | Company has raised over $14.6mm in venture capital from leading funds such as Wavemaker, MAG Ventures, Levy Restaurants, and CaliGroup

♦	Press | Flippy has received over 10B organic media impressions

Register for the company's first webinar this Tuesday, November 12th at 4pm ET here. By confirming a reservation in Miso Robotics, you will have the opportunity to purchase shares ahead of the company's public launch once it receives SEC qualification. A reservation is non-binding and you may cancel at any time.

https://crm.private.seedinvest.com/email_campaigns/email_campaign/5865	1/7

2/7/2020	SI CRM

Partnership Announcement

SeedInvest and Wavemaker Labs join forces to provide disruptive tech investment opportunities

We're excited to announce SeedInvest's collaboration with Wavemaker Labs, a robotics and automation incubator, in order to offer curated deals to the SeedInvest community. Read more in an interview with Buck Jordan, Wavemaker Labs' founder, below. Wavemaker companies on SeedInvest include:

♦	Miso Robotics | Reg A+ | AI robots for making food efficiently & consistently

♦	Graze | Reg A+ | Autonomous, electric commercial lawn mower

♦	Hitch | Reg D & Reg CF | Self-driving Farm Robots

Company Updates

NowRx Receives Early Investing Recommendation | Learn More

Early Investing, an independent investment research firm, recently recommended NowRx to its investor community. The research firm previously recommended the company's prior raise back in July 2018.

NowRx's campaign is successfully funded and still accepting investments.

Winc Achieves Best Wholesale Q3 to Date | Learn More

Q3 was Winc’s wholesale channel’s best Q3 ever, bringing in over $1.85mm in revenue - here are some highlights:

♦	22% increase in revenue Q3 2018 v Q3 2019 and 26% increase in case sales during that same period (unaudited)

♦	Increased number of accounts by over 24% from Q2 to Q3 2019 (unaudited)

♦	Hired a seasoned VP of national sales, Mickey Deehan, who previously held leadership positions at Constellation Brands and Integrated Beverage Group

Monogram Over 97% Funded Towards Minimum Funding Goal | Learn More

Monogram's campaign on SeedInvest is now over 97% funded towards its minimum target goal, surpassing $2.69mm raised from over 956 investors from around the world. Read the company's campaign updates here.

Upcoming Reg A+ Webinars

Wavemaker Investor Webinar | Tuesday, November 12th at 4pm ET

Join the CEOs of the Wavemaker companies raising on SeedInvest (Miso Robotics, Graze & Hitch) as they pitch the companies and answer questions. This is the first chance to hear from Miso Robotics and Wavemaker founder Buck Jordan.

https://crm.private.seedinvest.com/email_campaigns/email_campaign/5865	3/7

2/7/2020	SI CRM

Register

Winc NY Wine Tasting Happy Hour | Tuesday, November 19th at 6pm ET

Join Co-Founders Geoff McFarlane (CEO) & Brian Smith (President) for a unique investor event featuring a selection of new Winc wines. RSVP to learn more about the company, meet the team, and taste the product.

Register

Winc Investor Webinar | Thursday, November 21st at 4pm ET

Join CEO Geoff McFarlane and COO Brian Smith of Winc for an investor webinar on Thursday, November 21st at 4pm ET. The two co-founders will discuss the campaign to date, the vision for 2020, and use of funds for this round.

Register

Monthly Reg A+ Webinar | Thursday, December 5th at 4pm ET

Join us for our monthly Reg A+ investor webinar featuring our five Reg A+ companies. This month, the companies will discuss each of their competitive landscapes. Companies include Miso Robotics, Graze, Winc, NowRx, and Monogram.

Register

More About Reg A+

On June 19, 2015, three years after the JOBS Act was signed, Title IV (Regulation A+) of the JOBS Act went into effect, allowing private early-stage companies to raise money from all Americans. Reg A+ is a type of offering which allows private companies to raise up to $50mm from the public. Companies looking to raise capital via Reg A+ first must file with the SEC and get qualification before launching their offering.

Reg A+ raises enable companies to grow and galvanize their communities, allowing them to cultivate a group of loyal customers / investors, with clear benefits*:

♦	Stock owners spend an average of 54% more than non-stock owners

♦	Investors visit the company website 68% more frequently

♦	Customers who own shares refer 2x as many people, increasing virality

https://crm.private.seedinvest.com/email_campaigns/email_campaign/5865	4/7

2/7/2020	SI CRM

In 2017, SeedInvest closed the largest round ever on an equity crowdfunding platform, when Knightscope raised $20mm via Regulation A+.

Questions? Email us. We're happy to help.

You are receiving this newsletter because you are a registered user on SeedInvest. If you would like to stop receiving general updates from us, unsubscribe here.

If you would like to stop receiving all SeedInvest marketing emails, including deal introductions, newsletters, event invitations, and new product announcements, please unsubscribe here. Please note you will still receive investment confirmation emails and all other transactional emails related to activities on your account.

*Data referenced is current as of 2016.

Graze, and Miso Robotics are accepting reservations for an Offering under Tier II of Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sales of securities will be made or commitment to purchase accepted until qualification of the offering statement by the Securities and Exchange Commission (the “Commission”) and approval of any other required government or regulatory agency. A reservation is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an Offering Statement that has been qualified by the Commission. A Preliminary Offering Circular that forms a part of the Offering Statement has been filed with the Commission, a copy of which may be obtained from Graze: https://www.seedinvest.com/graze, Miso Robotics: https://www.seedinvest.com/miso.robotics

Winc, Monogram Orthopaedics Inc, and NowRx are offering securities through the use of an Offering Statement that has been qualified by the Securities and Exchange Commission under Tier II of Regulation A. A copy of the Final Offering Circular that forms a part of the Offering Statement may be obtained from: Winc: https://www.seedinvest.com/winc, Monogram Orthopaedics Inc: https://www.seedinvest.com/monogram, NowRx: https://www.seedinvest.com/nowrx

Hitch is offering securities under Regulation CF and Rule 506(c) of Regulation D through SI Securities, LLC ("SI Securities"). The Company has filed a Form C with the Securities and Exchange Commission in connection with its offering, a copy of which may be obtained at: Hitch: https://www.seedinvest.com/hitch

Copyright © 2020 Circle Internet Financial Limited (“Circle”), All rights reserved. This communication is intended solely for the use of the individual(s) to whom it was intended to be addressed. If you are not the intended recipient of this message you are hereby notified that any review, dissemination, distribution or copying of this message is strictly prohibited. This communication is for information purposes only and should not be regarded as a recommendation of, or an offer to sell or as a solicitation of an offer to buy, any financial product. Investments are offered only via definitive transaction documents and any potential investor should read such documents carefully, including all risks, before investing. Startup investments involve a high degree of risk and those investors who cannot hold an investment for the long term (at least 5-7 years) or afford to lose their entire investment should not invest in startups. All securities-related activity is conducted by SI Securities, LLC dba SeedInvest, an affiliate of Circle, and a registered broker-dealer, and member FINRA/SIPC, located at 123 William Street, 26th Floor, New York, NY 10038. To learn more about investing in startups and its risks visit www.seedinvest.com/academy.

https://crm.private.seedinvest.com/email_campaigns/email_campaign/5865	5/7

2/7/2020	SI CRM

Reg A+ Rundown

Hi James,

There's a lot happening with our Reg A+ companies as 2019 comes to a close. NowRx surpasses one record delivery day after the next. For Monogram, a leading medical school invested once again this week. Finally, Winc's direct-to-consumer acquisition is at an all year high. We also announced a new collaboration which resulted in two more robotics deals. Read our latest Reg A+ Rundown newsletter below to learn more.

Business Updates

NowRx Breaks Another Delivery Record & Surpasses $3mm

December 9th was another record prescription delivery milestone for NowRx - the company delivered 469 prescriptions, generating over $54k in revenue (unaudited) and marking the highest number of deliveries in a single day since inception. This revenue is 26.4% higher compared to its last record day on September 30th.

NowRx recently surpassed $3.00mm from over 1,533 investors around the world.

Invest in NowRx

https://crm.private.seedinvest.com/email_campaigns/email_campaign/6072	1/6

2/7/2020	SI CRM

Mount Sinai Invests in Monogram Orthopaedics, Again

The Icahn School of Medicine at Mount Sinai recently invested again in Monogram. The Icahn School of Medicine is an international leader in medical training, research, and patient care. It is the medical school for the Mount Sinai Health System, which includes eight hospital campuses, and has more than 5,000 faculty and nearly 2,000 students, residents and fellows. Monogram's Founder & Chief Medical Officer, Doug Unis, is a board-certified orthopedic surgeon specializing in adult reconstructive surgery for the Mount Sinai Health System.

The company has raised over $3.24mm. Join Mount Sinai and the 1,236 other investors in Monogram today.

Invest in Monogram

Winc Achieves Highest DTC Customer Acquisition in 2019

This past November, Winc reached its highest DTC customer acquisition month of 2019 (unaudited), introduced its first organic sparkling wine, launched a promotion with Free People, and was recommended by Early Investing. Additionally, fiagship brand "Folly of the Beast" pinot noir achieved a record month of 2019 in case sales (15% higher than October) (unaudited).

Winc has raised over $2.20mm to date, is successfully funded, and is still accepting investments.

Invest in Winc

https://crm.private.seedinvest.com/email_campaigns/email_campaign/6072	2/6

2/7/2020	SI CRM

Recently Launched

Graze | Electric, fully autonomous commercial lawn mower

Graze hopes to eliminate fuel costs, eliminate operator injuries, and reduce labor requirements for landscaping companies with its electric, autonomous mower. CEO John Vlay is an industry insider with 35 years of experience and an exit under his belt, while Chief Technical Officer Roman Flores was formerly on the NASA/JPL Curiosity Mars Rover team and has filed 10+ patents.

The company has letters of intent with LandCare & Mainscape (two Top 15 U.S. commercial landscaping companies) for 400 mowers. According to Mainscape's CEO, Graze customers may achieve 50% labor savings by reducing 4 person landscaping teams to 2 people.

Meet the CEO

Miso Robotics Surpasses $1mm in Reservations Plus Spotlight on Buck Jordan, Co-Founder & CEO

Los Angeles-based Miso Robotics creates artificially intelligent robots to make food efficiently and consistently. The company developed "Flippy," a patented, AI enabled robotic kitchen assistant. James (“Buck”) Jordan co-founded Miso Robotics in 2016 and is currently CEO. In addition, Buck has been a Partner at Wavemaker Partners since 2018 and founded Wavemaker Labs, a corporate venture studio in 2016. Prior to that, Buck was Founder & Managing Partner at an early stage venture fund, Canyon Creek Capital. He received his MBA from the UCLA Anderson School of Management and is a former Army Captain and Blackhawk Pilot. Read more about Buck and how Wavemaker Labs is working with SeedInvest in our latest blog post here.

Miso recently surpassed $1mm in reservations. By confirming a reservation in Miso Robotics, you will have the opportunity to purchase shares ahead of the company's public launch once it receives SEC qualification. A reservation is non-binding and you may cancel at any time.

https://crm.private.seedinvest.com/email_campaigns/email_campaign/6072	3/6

2/7/2020	SI CRM

Upcoming Reg A+ Webinars

Monthly Reg A+ Webinar | Thursday, January 2nd at 4pm ET

Join us for our monthly Reg A+ investor webinar featuring five Reg A+ companies. This month, the companies will discuss plans for 2020 and use of funds. Companies include Miso Robotics, Graze, Winc, NowRx, and Monogram.

Register

More About Reg A+

On June 19, 2015, three years after the JOBS Act was signed, Title IV (Regulation A+) of the JOBS Act went into effect, allowing private early-stage companies to raise money from all Americans. Reg A+ is a type of offering which allows private companies to raise up to $50mm from the public. Companies looking to raise capital via Reg A+ first must file with the SEC and get qualification before launching their offering.

Reg A+ raises enable companies to grow and galvanize their communities, allowing them to cultivate a group of loyal customers / investors, with clear benefits*:

♦	Stock owners spend an average of 54% more than non-stock owners

♦	Investors visit the company website 68% more frequently

♦	Customers who own shares refer 2x as many people, increasing virality

In 2017, SeedInvest closed the largest round ever on an equity crowdfunding platform, when Knightscope raised $20mm via Regulation A+.

Questions? Email us. We're happy to help.

https://crm.private.seedinvest.com/email_campaigns/email_campaign/6072	4/6

2/7/2020	SI CRM

You are receiving this newsletter because you are a registered user on SeedInvest. If you would like to stop receiving general updates from us, unsubscribe here.

If you would like to stop receiving all SeedInvest marketing emails, including deal introductions, newsletters, event invitations, and new product announcements, please unsubscribe here. Please note you will still receive investment confirmation emails and all other transactional emails related to activities on your account.

*Data referenced is current as of 2016.

Mount Sinai's investment in this round has not been closed. As with any investment in this offering, until a closing occurs such investor may elect to cancel their investment at any time, for any reason.

Winc, NowRx, Graze, and Monogram Orthopaedics Inc are offering securities through the use of an Offering Statement that has been qualified by the Securities and Exchange Commission under Tier II of Regulation A. A copy of the Final Offering Circular that forms a part of the Offering Statement may be obtained from: Winc: https://www.seedinvest.com/winc, NowRx: https://www.seedinvest.com/nowrx, Graze: https://www.seedinvest.com/graze, Monogram Orthopaedics Inc: https://www.seedinvest.com/monogram

Miso Robotics is accepting reservations for an Offering under Tier II of Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sales of securities will be made or commitment to purchase accepted until qualification of the offering statement by the Securities and Exchange Commission (the “Commission”) and approval of any other required government or regulatory agency. A reservation is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an Offering Statement that has been qualified by the Commission. A Preliminary Offering Circular that forms a part of the Offering Statement has been filed with the Commission, a copy of which may be obtained from Miso Robotics: https://www.seedinvest.com/miso.robotics

Copyright © 2020 Circle Internet Financial Limited (“Circle”), All rights reserved. This communication is intended solely for the use of the individual(s) to whom it was intended to be addressed. If you are not the intended recipient of this message you are hereby notified that any review, dissemination, distribution or copying of this message is strictly prohibited. This communication is for information purposes only and should not be regarded as a recommendation of, or an offer to sell or as a solicitation of an offer to buy, any financial product. Investments are offered only via definitive transaction documents and any potential investor should read such documents carefully, including all risks, before investing. Startup investments involve a high degree of risk and those investors who cannot hold an investment for the long term (at least 5-7 years) or afford to lose their entire investment should not invest in startups. All securities-related activity is conducted by SI Securities, LLC dba SeedInvest, an affiliate of Circle, and a registered broker-dealer, and member FINRA/SIPC, located at 123 William Street, 26th Floor, New York, NY 10038. To learn more about investing in startups and its risks visit www.seedinvest.com/academy.

https://crm.private.seedinvest.com/email_campaigns/email_campaign/6072	5/6

2/7/2020	SI CRM

Campaign Milestones

NowRx, most raised live deal on SeedInvest, surpasses $4.5mm of investments

We are excited to announce that NowRx has surpassed $4.5mm in investments on SeedInvest. The company has generated interest from both accredited and unaccredited investors on the platform, with over 2,168 investors to date.

The company is a technology-driven, on-demand pharmacy providing free, same-day delivery.

Miso Robotics surpasses $1.5mm in reservations

Miso Robotics recently surpassed $1.5mm in reservations. The company is creating artificially intelligent robots to make food efficiently and consistently.

Miso is accepting reservations as it awaits qualification by the SEC. By confirming a reservation, you will have the opportunity to purchase shares after the company is qualified and ahead of its public launch.

Investors that reserve and convert shares will also be eligible for bonus investor perks.

Upcoming Webinar

Register to watch all Reg A+ companies pitch and answer questions this Thursday, February 6th at 4pm ET. Register here.

Questions? Email us. We're happy to help.

https://crm.private.seedinvest.com/email_campaigns/email_campaign/6072	6/6

2/7/2020	SI CRM

You are receiving this email because you are a registered user on SeedInvest. If you would like to stop receiving company updates, unsubscribe here.

If you would like to stop receiving all SeedInvest marketing emails, including deal introductions, newsletters, event invitations, and new product announcements, please unsubscribe here. Please note you will still receive investment confirmation emails and all other transactional emails related to activities on your account.

It is advised that you consult a tax professional to fully understand any potential tax implications of receiving investor perks before making an investment.

NowRx is offering securities through the use of an Offering Statement that has been qualified by the Securities and Exchange Commission under Tier II of Regulation A. A copy of the Final Offering Circular that forms a part of the Offering Statement may be obtained from: NowRx: https://www.seedinvest.com/nowrx

Miso Robotics is accepting reservations for an Offering under Tier II of Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sales of securities will be made or commitment to purchase accepted until qualification of the offering statement by the Securities and Exchange Commission (the “Commission”) and approval of any other required government or regulatory agency. A reservation is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an Offering Statement that has been qualified by the Commission. A Preliminary Offering Circular that forms a part of the Offering Statement has been filed with the Commission, a copy of which may be obtained from Miso Robotics: https://www.seedinvest.com/miso.robotics

Copyright © 2020 Circle Internet Financial Limited (“Circle”), All rights reserved. This communication is intended solely for the use of the individual(s) to whom it was intended to be addressed. If you are not the intended recipient of this message you are hereby notified that any review, dissemination, distribution or copying of this message is strictly prohibited. This communication is for information purposes only and should not be regarded as a recommendation of, or an offer to sell or as a solicitation of an offer to buy, any financial product. Investments are offered only via definitive transaction documents and any potential investor should read such documents carefully, including all risks, before investing. Startup investments involve a high degree of risk and those investors who cannot hold an investment for the long term (at least 5-7 years) or afford to lose their entire investment should not invest in startups. All securities-related activity is conducted by SI Securities, LLC dba SeedInvest, an affiliate of Circle, and a registered broker-dealer, and member FINRA/SIPC, located at 123 William Street, 26th Floor, New York, NY 10038. To learn more about investing in startups and its risks visit www.seedinvest.com/academy.

https://crm.private.seedinvest.com/email_campaigns/email_campaign/6247	1/3

2/7/2020	SI CRM

Campaign Milestones

NowRx Successfully Funded & Surpasses $3mm

We are excited to announce that NowRx has surpassed $3mm in investments on SeedInvest. The company has generated interest from both accredited and unaccredited investors on the platform, with over 1,567 investors to date.

The company is a technology-driven, on-demand pharmacy providing free, same-day delivery.

Miso Robotics Surpasses $1mm in Reservations

Miso Robotics recently surpassed $1mm in reservations from over 289 investors around the world. The company is accepting reservations as it awaits qualification by the SEC. By confirming a reservation, you will have the opportunity to purchase shares after the company is qualified and ahead of its public launch.

Investors that reserve and convert shares will also be eligible for bonus investor perks.

Questions? Email us. We're happy to help.

You are receiving this email because you are a registered user on SeedInvest. If you would like to stop receiving company updates, unsubscribe here.

If you would like to stop receiving all SeedInvest marketing emails, including deal introductions, newsletters, event invitations, and new product announcements, please unsubscribe here. Please note you will still receive investment confirmation emails and all other transactional emails related to activities on your account.

It is advised that you consult a tax professional to fully understand any potential tax implications of receiving investor perks before making an investment.

NowRx is offering securities through the use of an Offering Statement that has been qualified by the Securities and Exchange Commission under Tier II of Regulation A. A copy of the Final Offering Circular that forms a part of the Offering Statement may be obtained from: NowRx: https://www.seedinvest.com/nowrx

Miso Robotics is accepting reservations for an Offering under Tier II of Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sales of securities will be made or commitment to purchase accepted until qualification of the offering statement by the Securities and Exchange Commission (the “Commission”) and approval of any other required government or regulatory agency. A reservation is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an Offering Statement that has been qualified by the Commission. A Preliminary Offering Circular that forms a part of the Offering Statement has been filed with the Commission, a copy of which may be obtained from Miso Robotics: https://www.seedinvest.com/miso.robotics

https://crm.private.seedinvest.com/email_campaigns/email_campaign/6106	2/3

2/7/2020	SI CRM

Copyright © 2020 Circle Internet Financial Limited (“Circle”), All rights reserved. This communication is intended solely for the use of the individual(s) to whom it was intended to be addressed. If you are not the intended recipient of this message you are hereby notified that any review, dissemination, distribution or copying of this message is strictly prohibited. This communication is for information purposes only and should not be regarded as a recommendation of, or an offer to sell or as a solicitation of an offer to buy, any financial product. Investments are offered only via definitive transaction documents and any potential investor should read such documents carefully, including all risks, before investing. Startup investments involve a high degree of risk and those investors who cannot hold an investment for the long term (at least 5-7 years) or afford to lose their entire investment should not invest in startups. All securities-related activity is conducted by SI Securities, LLC dba SeedInvest, an affiliate of Circle, and a registered broker-dealer, and member FINRA/SIPC, located at 123 William Street, 26th Floor, New York, NY 10038. To learn more about investing in startups and its risks visit www.seedinvest.com/academy.

https://crm.private.seedinvest.com/email_campaigns/email_campaign/6106	3/3

2/7/2020	SI CRM

Follow Up | Reg A+ Webinar

Hi James,

Thanks for your interest in SeedInvest's January Reg A+ webinar. If you were not able to make it or still have questions for the companies that presented, feel free to ask questions to the companies on their discussion boards via the links below. For your convenience, here is the list of companies in the order they presented:

♦	Monogram Orthopaedics | Ben Sexson, CEO

♦	Winc | Brian Smith, COO

♦	Graze | John Vlay, CEO

♦	NowRx | Cary Breese, CEO

♦	Miso Robotics | Buck Jordan, CEO

Questions? Email Us. We're happy to help.

You are receiving this because you are a registered user on SeedInvest. If you would like to stop receiving campaign reminders, unsubscribe here.

If you would like to stop receiving all SeedInvest marketing emails, including deal introductions, newsletters, event invitations, and new product announcements, please unsubscribe here. Please note you will still receive investment confirmation emails and all other transactional emails related to activities on your account.

https://crm.private.seedinvest.com/email_campaigns/email_campaign/6128	1/2

2/7/2020	SI CRM

NowRx, Monogram Orthopaedics Inc, Graze, and Winc are offering securities through the use of an Offering Statement that has been qualified by the Securities and Exchange Commission under Tier II of Regulation A. A copy of the Final Offering Circular that forms a part of the Offering Statement may be obtained from: NowRx: https://www.seedinvest.com/nowrx, Monogram Orthopaedics Inc: https://www.seedinvest.com/monogram, Graze: https://www.seedinvest.com/graze, Winc: https://www.seedinvest.com/winc

Miso Robotics is accepting reservations for an Offering under Tier II of Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sales of securities will be made or commitment to purchase accepted until qualification of the offering statement by the Securities and Exchange Commission (the “Commission”) and approval of any other required government or regulatory agency. A reservation is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an Offering Statement that has been qualified by the Commission. A Preliminary Offering Circular that forms a part of the Offering Statement has been filed with the Commission, a copy of which may be obtained from Miso Robotics: https://www.seedinvest.com/miso.robotics

Copyright © 2020 Circle Internet Financial Limited (“Circle”), All rights reserved. This communication is intended solely for the use of the individual(s) to whom it was intended to be addressed. If you are not the intended recipient of this message you are hereby notified that any review, dissemination, distribution or copying of this message is strictly prohibited. This communication is for information purposes only and should not be regarded as a recommendation of, or an offer to sell or as a solicitation of an offer to buy, any financial product. Investments are offered only via definitive transaction documents and any potential investor should read such documents carefully, including all risks, before investing. Startup investments involve a high degree of risk and those investors who cannot hold an investment for the long term (at least 5-7 years) or afford to lose their entire investment should not invest in startups. All securities-related activity is conducted by SI Securities, LLC dba SeedInvest, an affiliate of Circle, and a registered broker-dealer, and member FINRA/SIPC, located at 123 William Street, 26th Floor, New York, NY 10038. To learn more about investing in startups and its risks visit www.seedinvest.com/academy.

https://crm.private.seedinvest.com/email_campaigns/email_campaign/6128	2/2

2/7/2020	SI CRM

Upcoming Webinars

Reg A+ Webinar | Thursday, February 6th at 4pm ET

Join us for a Reg A+ Webinar this Thursday, February 6th at 4pm ET featuring five companies. This is a great opportunity to not only learn more about our Reg A+ companies, but also ask questions in real-time directly to management.

We're excited to announce the companies presenting:

♦	Miso Robotics | Artificially intelligent robots making food efficiently & consistently

♦	Monogram Orthopaedics | Robotics for high precision joint replacements

♦	Winc | Modern winery, building the brands of tomorrow

♦	Graze | Autonomous, electric commercial lawnmower

♦	NowRx | Tech-driven, on-demand pharmacy

Learn more about the webinar and register below.

Interested in more webinars? Sign up for others below:

♦	Hitch End of Campaign Webinar | Tuesday, February 11th at 4pm ET

♦	Angel Investing 101 Webinar | Wednesday, February 12th at 2pm ET

♦	Winc Investor Webinar | Thursday, February 13th at 4pm ET

♦	March Reg A+ Monthly Webinar | Thursday, March 5th at 4pm ET

Questions? Email Us. We're happy to help.

You are receiving this because you are a registered user on SeedInvest. If you would like to stop receiving invitations to events, unsubscribe here.

If you would like to stop receiving all SeedInvest marketing emails, including deal introductions, newsletters, event invitations, and new product announcements, please unsubscribe here. Please note you will still receive investment confirmation emails and all other transactional emails related to activities on your account.

Monogram Orthopaedics Inc, Winc, Graze, and NowRx are offering securities through the use of an Offering Statement that has been qualified by the Securities and Exchange Commission under Tier II of Regulation A. A copy of the Final Offering Circular that forms a part of the Offering Statement may be obtained from: Monogram Orthopaedics Inc: https://www.seedinvest.com/monogram, Winc: https://www.seedinvest.com/winc, Graze: https://www.seedinvest.com/graze, NowRx: https://www.seedinvest.com/nowrx

https://crm.private.seedinvest.com/email_campaigns/email_campaign/6128	3/2

2/7/2020	SI CRM

Miso Robotics is accepting reservations for an Offering under Tier II of Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sales of securities will be made or commitment to purchase accepted until qualification of the offering statement by the Securities and Exchange Commission (the “Commission”) and approval of any other required government or regulatory agency. A reservation is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an Offering Statement that has been qualified by the Commission. A Preliminary Offering Circular that forms a part of the Offering Statement has been filed with the Commission, a copy of which may be obtained from Miso Robotics: https://www.seedinvest.com/miso.robotics

Hitch is offering securities under Regulation CF and Rule 506(c) of Regulation D through SI Securities, LLC ("SI Securities"). The Company has filed a Form C with the Securities and Exchange Commission in connection with its offering, a copy of which may be obtained at: Hitch: https://www.seedinvest.com/hitch

Copyright © 2020 Circle Internet Financial Limited (“Circle”), All rights reserved. This communication is intended solely for the use of the individual(s) to whom it was intended to be addressed. If you are not the intended recipient of this message you are hereby notified that any review, dissemination, distribution or copying of this message is strictly prohibited. This communication is for information purposes only and should not be regarded as a recommendation of, or an offer to sell or as a solicitation of an offer to buy, any financial product. Investments are offered only via definitive transaction documents and any potential investor should read such documents carefully, including all risks, before investing. Startup investments involve a high degree of risk and those investors who cannot hold an investment for the long term (at least 5-7 years) or afford to lose their entire investment should not invest in startups. All securities-related activity is conducted by SI Securities, LLC dba SeedInvest, an affiliate of Circle, and a registered broker-dealer, and member FINRA/SIPC, located at 123 William Street, 26th Floor, New York, NY 10038. To learn more about investing in startups and its risks visit www.seedinvest.com/academy.

https://crm.private.seedinvest.com/email_campaigns/email_campaign/6128	4/2

2/7/2020	Registration

Monthly Reg A+ Webinar

Tune in for a webinar featuring five Reg A+ companies on SeedInvest. This month, companies will discuss use of funds and plans for 2020.

*Required field

First Name*

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Email Address*

By clicking this bu5on, you submit your informafion to the webinar organizer, who will use it to communicate with you regarding this event and their other services.

Register

©1997-2020 LogMeIn, Inc. All rights reserved.

View the GoToWebinar Privacy Policy (//www.logmeininc.com/legal)

To review the webinar organizer's privacy policy or opt out of their other communicafions, contact the webinar organizer directly.

Safeguarding your email address and webinar registrafion informafion is taken seriously at GoToWebinar. GoToWebinar will not sell or rent this informafion.

https://register.gotowebinar.com/register/590748208302432269	1/1

2/7/2020	SI CRM

Now Accepting Reservations

Meet Buck Jordan, Co-Founder & CEO of Miso Robotics

Los Angeles-based Miso Robotics creates artificially intelligent robots to make food efficiently and consistently. The company developed "Flippy," a patented, AI enabled robotic kitchen assistant that has already cooked over 40k pounds of fried food and 9k burgers to date.

James (“Buck”) Jordan co-founded Miso Robotics in 2016 and is currently the acting CEO. In addition, Buck has been a Partner at Wavemaker Partners since 2018 and founded Wavemaker Labs, a corporate venture studio in 2016. Prior to that, Buck was Founder & Managing Partner at an early stage venture fund, Canyon Creek Capital. He received his MBA from the UCLA Anderson School of Management and is a former Army Captain and Blackhawk Pilot. Read more about Buck and how Wavemaker Labs is working with SeedInvest in our latest blog post here.

By confirming a reservation in Miso Robotics, you will have the opportunity to purchase shares ahead of the company's public launch once it receives SEC qualification. A reservation is non-binding and you may cancel at any time.

Upcoming Webinar

Tune in for the upcoming Reg A+ webinar on Thursday, January 2nd at 4pm ET. Register here for the chance to hear from management and ask questions in real-time.

Bonus Reservation Investor Perks

All investors that reserve shares and purchase their reserved shares during the live campaign will receive a voucher for 10 free CaliBurgers (valid at any location) plus bonus tiered perks listed here.

Questions? Email us. We're happy to help.

https://crm.private.seedinvest.com/email_campaigns/email_campaign/6012	1/3

2/7/2020	SI CRM

You are receiving this newsletter because you are a registered user on SeedInvest. If you would like to stop receiving company updates, unsubscribe here.

If you would like to stop receiving all SeedInvest marketing emails, including deal introductions, newsletters, event invitations, and new product announcements, please unsubscribe here. Please note you will still receive investment confirmation emails and all other transactional emails related to activities on your account.

It is advised that you consult a tax professional to fully understand any potential tax implications of receiving investor perks before making an investment.

Miso Robotics is accepting reservations for an Offering under Tier II of Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sales of securities will be made or commitment to purchase accepted until qualification of the offering statement by the Securities and Exchange Commission (the “Commission”) and approval of any other required government or regulatory agency. A reservation is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an Offering Statement that has been qualified by the Commission. A Preliminary Offering Circular that forms a part of the Offering Statement has been filed with the Commission, a copy of which may be obtained from Miso Robotics: https://www.seedinvest.com/miso.robotics

Copyright © 2020 Circle Internet Financial Limited (“Circle”), All rights reserved. This communication is intended solely for the use of the individual(s) to whom it was intended to be addressed. If you are not the intended recipient of this message you are hereby notified that any review, dissemination, distribution or copying of this message is strictly prohibited. This communication is for information purposes only and should not be regarded as a recommendation of, or an offer to sell or as a solicitation of an offer to buy, any financial product. Investments are offered only via definitive transaction documents and any potential investor should read such documents carefully, including all risks, before investing. Startup investments involve a high degree of risk and those investors who cannot hold an investment for the long term (at least 5-7 years) or afford to lose their entire investment should not invest in startups. All securities-related activity is conducted by SI Securities, LLC dba SeedInvest, an affiliate of Circle, and a registered broker-dealer, and member FINRA/SIPC, located at 123 William Street, 26th Floor, New York, NY 10038. To learn more about investing in startups and its risks visit www.seedinvest.com/academy.

https://crm.private.seedinvest.com/email_campaigns/email_campaign/6012	2/3

2/7/2020	SI CRM

Invitation | Reg A+ Webinar

Reg A+ Webinar | Thursday, January 2nd at 4pm ET

Join us for a Reg A+ Webinar this Thursday, January 2nd at 4pm ET featuring five companies. This is a great opportunity to not only learn more about our Reg A+ companies, but also ask questions in real-time directly to management.

We're excited to announce the companies presenting:

•    Miso Robotics | Artificially intelligent robots making food efficiently & consistently

•    Monogram Orthopaedics | Robotics for high precision joint replacements

•    Winc | Modern winery, building the brands of tomorrow

•    Graze | Autonomous, electric commercial lawnmower

•    NowRx | Tech-driven, on-demand pharmacy

Learn more about the webinar and register below.

Questions? Email Us. We're happy to help.

You are receiving this because you are a registered user on SeedInvest. If you would like to stop receiving invitations to events, unsubscribe here.

If you would like to stop receiving all SeedInvest marketing emails, including deal introductions, newsletters, event invitations, and new product announcements, please unsubscribe here. Please note you will still receive investment confirmation emails and all other transactional emails related to activities on your account.

Graze, Monogram Orthopaedics Inc, NowRx, and Winc are offering securities through the use of an Offering Statement that has been qualified by the Securities and Exchange Commission under Tier II of Regulation A. A copy of the Final Offering Circular that forms a part of the Offering Statement may be obtained from: Graze:

https://www.seedinvest.com/graze, Monogram Orthopaedics Inc: https://www.seedinvest.com/monogram, NowRx:

https://www.seedinvest.com/nowrx, Winc: https://www.seedinvest.com/winc

Miso Robotics is accepting reservations for an Offering under Tier II of Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sales of securities will be made or commitment to purchase accepted until qualification of the offering statement by the Securities and Exchange Commission (the “Commission”) and approval of any other required government or regulatory agency. A reservation is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an Offering Statement that has been qualified by the Commission. A Preliminary Offering Circular that forms a part of the Offering Statement has been filed with the Commission, a copy of which may be obtained from Miso Robotics: https://www.seedinvest.com/miso.robotics

https://crm.private.seedinvest.com/email_campaigns/email_campaign/6116	1/2

2/7/2020	SI CRM

Copyright © 2020 Circle Internet Financial Limited (“Circle”), All rights reserved. This communication is intended solely for the use of the individual(s) to whom it was intended to be addressed. If you are not the intended recipient of this message you are hereby notified that any review, dissemination, distribution or copying of this message is strictly prohibited. This communication is for information purposes only and should not be regarded as a recommendation of, or an offer to sell or as a solicitation of an offer to buy, any financial product. Investments are offered only via definitive transaction documents and any potential investor should read such documents carefully, including all risks, before investing. Startup investments involve a high degree of risk and those investors who cannot hold an investment for the long term (at least 5-7 years) or afford to lose their entire investment should not invest in startups. All securities-related activity is conducted by SI Securities, LLC dba SeedInvest, an affiliate of Circle, and a registered broker-dealer, and member FINRA/SIPC, located at 123 William Street, 26th Floor, New York, NY 10038. To learn more about investing in startups and its risks visit www.seedinvest.com/academy.

https://crm.private.seedinvest.com/email_campaigns/email_campaign/6116	2/2

2/7/2020	SI CRM

Reminder | Investor Event November 7th

Last Chance to RSVP for LA Event, Miso Robotics Added to Company Lineup

This is the last chance to RSVP for our Invest Event tomorrow, Thursday evening in Santa Monica. The event will be held on November 7th from 6-8pm PT at Shutters on the Beach (1 Pico Blvd, Santa Monica). We are excited to announce the full company lineup below:

•    NowRx | On-demand digital pharmacy

•    Monogram | Robotics for high precision implants

•    Graze | Electric, fully autonomous commercial lawn mower

•    Winc | Consumer-driven wine producer & retailer

•    BabyQuip | Baby gear rental service for traveling families

•    Sene | Custom-made clothing essentials

•    Miso Robotics | AI robots for making food consistently, efficiently & affordably

Please note Miso Robotics is our latest Reg A+ campaign - the company recently launched its reservation campaign as it awaits SEC qualification - guests at the event will get the first look at the company's raise.

Food and drinks will be provided. You can find all relevant details via the link below.

Questions? Email us. We're happy to help.

You are receiving this newsletter because you are a registered user on SeedInvest. If you would like to stop receiving invitations to events, unsubscribe here.

If you would like to stop receiving all SeedInvest marketing emails, including deal introductions, newsletters, event invitations, and new product announcements, please unsubscribe here. Please note you will still receive investment confirmation emails and all other transactional emails related to activities on your account.

Graze, and Miso Robotics are accepting reservations for an Offering under Tier II of Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sales of securities will be made or commitment to purchase accepted until qualification of the offering statement by the Securities and Exchange Commission (the “Commission”) and approval of any other required government or regulatory agency. A reservation is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an Offering Statement that has been qualified by the Commission. A Preliminary Offering Circular that forms a part of the Offering Statement has been filed with the Commission, a copy of which may be obtained from Graze: https://www.seedinvest.com/graze, Miso Robotics: https://www.seedinvest.com/miso.robotics

https://crm.private.seedinvest.com/email_campaigns/email_campaign/6116	3/2

2/7/2020	SI CRM

Winc, NowRx, and Monogram Orthopaedics Inc are offering securities through the use of an Offering Statement that has been qualified by the Securities and Exchange Commission under Tier II of Regulation A. A copy of the Final Offering Circular that forms a part of the Offering Statement may be obtained from: Winc: https://www.seedinvest.com/winc, NowRx: https://www.seedinvest.com/nowrx, Monogram Orthopaedics Inc: https://www.seedinvest.com/monogram

BabyQuip is offering securities under Rule 506(c) of Regulation D through SI Securities. Additional information may be obtained from: BabyQuip: https://www.seedinvest.com/babyquip

Sene is offering securities under Regulation CF and Rule 506(c) of Regulation D through SI Securities, LLC ("SI Securities"). The Company has filed a Form C with the Securities and Exchange Commission in connection with its offering, a copy of which may be obtained at: Sene: https://www.seedinvest.com/sene

https://crm.private.seedinvest.com/email_campaigns/email_campaign/6116	4/2

2/7/2020	SI CRM

Copyright © 2020 Circle Internet Financial Limited (“Circle”), All rights reserved. This communication is intended solely for the use of the individual(s) to whom it was intended to be addressed. If you are not the intended recipient of this message you are hereby notified that any review, dissemination, distribution or copying of this message is strictly prohibited. This communication is for information purposes only and should not be regarded as a recommendation of, or an offer to sell or as a solicitation of an offer to buy, any financial product. Investments are offered only via definitive transaction documents and any potential investor should read such documents carefully, including all risks, before investing. Startup investments involve a high degree of risk and those investors who cannot hold an investment for the long term (at least 5-7 years) or afford to lose their entire investment should not invest in startups. All securities-related activity is conducted by SI Securities, LLC dba SeedInvest, an affiliate of Circle, and a registered broker-dealer, and member FINRA/SIPC, located at 123 William Street, 26th Floor, New York, NY 10038. To learn more about investing in startups and its risks visit www.seedinvest.com/academy.

https://crm.private.seedinvest.com/email_campaigns/email_campaign/5868	5/3

2/7/2020	SI CRM

Invitation | Wavemaker Webinar

Wavemaker Webinar | Tuesday, January 28th at 4pm ET

Join us for a webinar this upcoming Tuesday, January 28th at 4pm ET featuring three companies incubated by Wavemaker Labs. Learn more from the companies' CEOs and hear from Wavemaker founder Buck Jordan.

♦   Miso Robotics | AI robots for making food consistently & efficiently

Graze | Electric, fully autonomous commercial lawn mower

♦   Hitch Robotics | Self-driving farm robots

Questions? Email Us. We're happy to help.

You are receiving this because you are a registered user on SeedInvest. If you would like to stop receiving invitations to events, unsubscribe here.

If you would like to stop receiving all SeedInvest marketing emails, including deal introductions, newsletters, event invitations, and new product announcements, please unsubscribe here. Please note you will still receive investment confirmation emails and all other transactional emails related to activities on your account.

Miso Robotics is accepting reservations for an Offering under Tier II of Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sales of securities will be made or commitment to purchase accepted until qualification of the offering statement by the Securities and Exchange Commission (the “Commission”) and approval of any other required government or regulatory agency. A reservation is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an Offering Statement that has been qualified by the Commission. A Preliminary Offering Circular that forms a part of the Offering Statement has been filed with the Commission, a copy of which may be obtained from Miso Robotics: https://www.seedinvest.com/miso.robotics

Graze is offering securities through the use of an Offering Statement that has been qualified by the Securities and Exchange Commission under Tier II of Regulation A. A copy of the Final Offering Circular that forms a part of the Offering Statement may be obtained from: Graze: https://www.seedinvest.com/graze

Hitch is offering securities under Regulation CF and Rule 506(c) of Regulation D through SI Securities, LLC ("SI Securities"). The Company has filed a Form C with the Securities and Exchange Commission in connection with its offering, a copy of which may be obtained at: Hitch: https://www.seedinvest.com/hitch

Copyright © 2020 Circle Internet Financial Limited (“Circle”), All rights reserved. This communication is intended solely for the use of the individual(s) to whom it was intended to be addressed. If you are not the intended recipient of this message you are hereby notified that any review, dissemination, distribution or copying of this message is strictly prohibited. This communication is for information purposes only and should not be regarded as a recommendation of, or an offer to sell or as a solicitation of an offer to buy, any financial product. Investments are offered only via definitive transaction documents and any potential investor should read such documents carefully, including all risks, before investing. Startup investments involve a high degree of risk and those investors who cannot hold an investment for the long term (at least 5-7 years) or afford to lose their entire investment should not invest in startups. All securities-related activity is conducted by SI Securities, LLC dba SeedInvest, an affiliate of Circle, and a registered broker-dealer, and member FINRA/SIPC, located at 123 William Street, 26th Floor, New York, NY 10038. To learn more about investing in startups and its risks visit www.seedinvest.com/academy.

https://crm.private.seedinvest.com/email_campaigns/email_campaign/5899	1/2

2/7/2020	SI CRM

Follow Up | Wavemaker Webinar

Hi James,

Thanks for your interest in our Wavemaker investor webinar. If you were not able to make it or still have questions for the companies that presented, feel free to ask questions to the companies on their discussion boards via the links below. For your convenience, here is the list of companies that presented:

♦   Hitch Robotics | Self-driving farm robots

Graze | Electric, fully autonomous commercial lawn mower

♦   Miso Robotics | AI robots for making food consistently & efficiently

Best,

The SeedInvest Team

Questions? Email Us. We're happy to help.

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Miso Robotics, and Graze are accepting reservations for an Offering under Tier II of Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sales of securities will be made or commitment to purchase accepted until qualification of the offering statement by the Securities and Exchange Commission (the “Commission”) and approval of any other required government or regulatory agency. A reservation is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an Offering Statement that has been qualified by the Commission. A Preliminary Offering Circular that forms a part of the Offering Statement has been filed with the Commission, a copy of which may be obtained from Miso Robotics: https://www.seedinvest.com/miso.robotics, Graze: https://www.seedinvest.com/graze

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Hitch is offering securities under Regulation CF and Rule 506(c) of Regulation D through SI Securities, LLC ("SI Securities"). The Company has filed a Form C with the Securities and Exchange Commission in connection with its offering, a copy of which may be obtained at: Hitch: https://www.seedinvest.com/hitch

Copyright © 2020 Circle Internet Financial Limited (“Circle”), All rights reserved. This communication is intended solely for the use of the individual(s) to whom it was intended to be addressed. If you are not the intended recipient of this message you are hereby notified that any review, dissemination, distribution or copying of this message is strictly prohibited. This communication is for information purposes only and should not be regarded as a recommendation of, or an offer to sell or as a solicitation of an offer to buy, any financial product. Investments are offered only via definitive transaction documents and any potential investor should read such documents carefully, including all risks, before investing. Startup investments involve a high degree of risk and those investors who cannot hold an investment for the long term (at least 5-7 years) or afford to lose their entire investment should not invest in startups. All securities-related activity is conducted by SI Securities, LLC dba SeedInvest, an affiliate of Circle, and a registered broker-dealer, and member FINRA/SIPC, located at 123 William Street, 26th Floor, New York, NY 10038. To learn more about investing in startups and its risks visit www.seedinvest.com/academy.

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Invitation | Wavemaker Webinar

Wavemaker Webinar | Tuesday, November 12th at 4pm ET

Join us for a webinar this Tuesday, November 12th at 4pm ET featuring three companies incubated by Wavemaker Labs. Read more about the recently announced partnership here. This is the first webinar for our latest Reg + campaign, Miso Robotics. Learn more from the companies' CEOS and hear from Wavemaker founder Buck Jordan.

•   Miso Robotics | AI robots for making food consistently & efficiently

Graze | Electric, fully autonomous commercial lawn mower

♦   Hitch Robotics | Self-driving farm robots

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Graze, and Miso Robotics are accepting reservations for an Offering under Tier II of Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sales of securities will be made or commitment to purchase accepted until qualification of the offering statement by the Securities and Exchange Commission (the “Commission”) and approval of any other required government or regulatory agency. A reservation is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an Offering Statement that has been qualified by the Commission. A Preliminary Offering Circular that forms a part of the Offering Statement has been filed with the Commission, a copy of which may be obtained from Graze: https://www.seedinvest.com/graze, Miso Robotics: https://www.seedinvest.com/miso.robotics

Hitch is offering securities under Regulation CF and Rule 506(c) of Regulation D through SI Securities, LLC ("SI Securities"). The Company has filed a Form C with the Securities and Exchange Commission in connection with its offering, a copy of which may be obtained at: Hitch: https://www.seedinvest.com/hitch

Copyright © 2020 Circle Internet Financial Limited (“Circle”), All rights reserved. This communication is intended solely for the use of the individual(s) to whom it was intended to be addressed. If you are not the intended recipient of this message you are hereby notified that any review, dissemination, distribution or copying of this message is strictly prohibited. This communication is for information purposes only and should not be regarded as a recommendation of, or an offer to sell or as a solicitation of an offer to buy, any financial product. Investments are offered only via definitive transaction documents and any potential investor should read such documents carefully, including all risks, before investing. Startup investments involve a high degree of risk and those investors who cannot hold an investment for the long term (at least 5-7 years) or afford to lose their entire investment should not invest in startups. All securities-related activity is conducted by SI Securities, LLC dba SeedInvest, an affiliate of Circle, and a registered broker-dealer, and member FINRA/SIPC, located at 123 William Street, 26th Floor, New York, NY 10038. To learn more about investing in startups and its risks visit www.seedinvest.com/academy.

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Wavemaker Investor Webinar

Join Wavemaker founder Buck Jordan and the CEOs of the Wavemaker companies on SeedInvest (Miso Robo cs, Graze, Hitch) as they pitch the companies and answer ques ons from the crowd.

Graze, and Miso Robo cs are accep ng reserva ons for an O ering under Tier II of Regula on A. No money or other considera on is being solicited, and if sent in response, it will not be accepted. No sales of securities will be made or commitment to purchase accepted un l qualification of the offering statement by the Securities and Exchange Commission (the “Commission”) and approval of any other required government or regulatory agency. A reservation is non-binding and involves no obligation or commitment of any kind. No o er to buy securities can be accepted and no part of the purchase price can be received without an O ering Statement that has been qualified by the Commission. A Preliminary Offering Circular that forms a part of the Offering Statement has been filed with the Commission, a copy of which may be obtained from Graze: https://www.seedinvest.com/graze, Miso Robo cs: h ps://www.seedinvest.com/miso.robo cs

Hitch is offering securities under Regulation CF and Rule 506(c) of Regulation D through SI Securities, LLC ("SI Securities"). The Company has filed a Form C with the Securities and Exchange Commission in connection with its offering, a copy of which may be obtained at: Hitch: https://www.seedinvest.com/hitch

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Wavemaker Investor Webinar

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Video One

Next up we are going to welcome Ryan Sinnet who is part of the mesto robotics team, so we are going to ado a quick little transition here so… there we go Ryan. Okay so handing it off to you- as a reminder if you have a question for Ryan type it into your questions box on the right-hand side of the control panel.

Ryan- all you.

Got it thank you! Thanks everybody. My name is Ryan Sinnet I’m the CTO and co-founder of Miso Robotics. At Miso Robotics we’re doing the inevitable- we’re bringing collaborative robotics in Artificial Intelligence into the commercial kitchen. Kind of obvious right? So why are we doing this? There’s a really big problem in the restaurant industry- and ya know. Just google restaurant labor crisis and you’ll see what I’m talking about. But right here on the screen we have a typical revenue structure for the restaurant- you’re talking about- 26% labor costs- you add on rent you add on purchasing- at the end of the day, a lot of restaurants are left with single digit razor thin margins- something like 5% profit. Now that could okay, but when you look at the trends, you have you have labor costs going up and to the right, real estate costs going up, food costs going up. And the labor supply is decreasing. In fact, we’re hearing form restaurant operators, like every restaurant operator, that they want to open up more restaurants and they just don’t even know how they’re going to find the people to pay them.

And so looking out, it’s kind of the perfect storm when you take all of these factors and put them together and project out a few years, and all a sudden many of these restaurants are under water. So- they’re turning to automation, and we’re getting calls from all the major players- just wondering how to we begin to approach this problem.

And so- in order to approach this problem from Miso’s perspective, you know, the kitchen space is a big space, and we like to say commercial kitchens are like snowflakes- they’re all unique. So there’s a lot of different tasks that need to be done, and so we decided to build a software platform, and there’s 4 main components in that platform. So there’s Miso CE and that’s our ability to give kind of eyes to the robotic. We can look around the environment- see what we’re looking at see where it is. And that way we can then move it.

We have Miso Serve which is a decision engine which is- basically the robot decides which actions to take at any time to meet the real-time demands of the kitchen.

We have Miso Move. That’s a real-time robotic controlled planning staff. What is does is allows our robot to adapt to new kitchen environments and to avoid collisions- and that’s really very crucial to be ability to scale quickly.

The final area is Miso Support which is a cloud infrastructure and it’s for remote fleet management and this allows us to do over the air updates, provide live analytics, real-time responses in case of- for support.

Now when you take this system, and put it in your kitchen, it gives a very very compelling financial benefit. This is really what the picture looks like. This is the pie chart that we looked at earlier but kind of rolled out. And so with current economics you’re sitting around a 5% profit margin. If you bring in Miso and re-organize your kitchen around automation, we’ve seen models where this gives us an additional 10% basis points in profit- and so all of the sudden, some restaurants have tripled their profitability. So I don’t know of many technologies that restaurants owners are looking at today that could compete with that.

So in terms of our deployment strategy, we’ve recently signed a contract with Cali burger. For two Miso robots, for each of the 50 global restaurants. Over the next 5 years, that’s an 11-million-dollar revenue contract to us. So we’re starting on that already. We’ve recently deployed two robots in Ft Meyers Fl. We have one working the grill and one working the fryer. This is really what we think the kitchen of the future looks like. Humans working around robots and getting a lot more efficiency out of the labor that you do have to pay for.

And actually, __ This is the general manager here on the left, and I was talking to him just the other day, and he said paraphrasing here, but he said- he was so happy with the- this fryer is now an entry level position for us, and I don’t think I could open another restaurant without Flippy.

Now so you see the cart structure of the robot here, but we’ve been working on refining this product and what we’ve done is talked with all the major fast-food restaurants and you know the big ones and you know their names. We’ve come back with market feedback and we’ve iterated on the design and we’ve got this next generation of the product that you’re looking at here.

So there are 3 key things, that we’ve realized were necessary tin order to hit this big market- to really open up the market. One- this robot had to be out of the way it has to have zero footprint. The cart we were putting before just took up too much room. So we move it to an overhead rail, tucked out of the way of kitchen cooks.

The second thing is, it was too expensive-it was $60K roughly, for the cart restaurant operators- it just didn’t work because the labor economics of restaurants - the wages are so low- and so we realized okay we need to cut it down, so putting it in this rack format immediately gets us to about 45K a robot and that’s going to be available the second half of this year. The following year we’ll drop that again in half, hopefully land somewhere around $15K in 2021.

And then the third feature these restaurants wanted was this robot just couldn’t reach that much when it was fixed in place, and so putting it on a rail- actually allows it to move between multiple stations- left right a grill- a fryer- a hopper- and it turns out a lot of kitchens are really just configured in this way.

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So when you think of what does that product look like that will fit into 80% of the kitchens in the US- you’re looking at it right here. And so this morning, we got a lot of great press on this new design. We got Forbes, LA Times, TechCrunch did a piece, Venture Beat, Nations restaurant news, a bunch of other ones. And they came in and saw this intermediate protype that this is- right now we have it an upright position on a prototyping rail just to test the engineering and we’ve shown that it works, and concurrently we’re designing the [upright] upside-down platform that it will be moving to in the second half of this year. We should have a protype pretty shortly though.

So our teams got a bunch of experience in business in robotics in artificial intelligence, in software, in general engineering, as well as advisors from the restaurant industry.

So just to wrap it up really quickly, we’ve got 12 patents pending, and one’s already been awarded, we’re waiting for the others to roll in. We’ve served over 60K pounds of fried foods, 12K burgers- between Cali Burger and our major league baseball deployment at Dodgers Stadium and Arizona Diamondbacks field.

Our product can create 3 times increase in profitability for some restaurants. We’ve had over 10 billion media impressions, and we’re addressing a 6.9-billion-dollar recurring revenue opportunity. That’s a beachhead opportunity for quick service fast-food restaurants. And we’re starting right now with 11 million in order to fulfill for Cali Burger. Thank you.

Thank you so much Ryan. So we have time for a handful of questions. First question-

QUESTION

What other competitors does Miso have?

Great question. So you’ve probably seen in the news a lot of competitors getting into the restaurant game, and you’ve maybe got Zoom pizza for example, maybe you’ve heard of that, they’ve got a burger making machine, that’s like a (root cultured??) machine. And you know, many others, there’s Spice out of Boston, that’s a fully automated solution. But there’s really one key differentiating factor, we went to 15 restaurant automation companies, we were the only one that’s considered a software approach. The key difference for us is- we’re designing a platform to take on many different tasks in many different kitchens. And our competitors are only focused on bespoke mechanical solutions that work really well for one restaurant. But when you want to scale, all of a sudden you have a problem.

And so competitors like Zoom, and creators who are trying to open their own restaurants. It’s one miracle to believe that you can develop the technology to automate a restaurant, but it’s another miracle to believe that you’re actually going to create a brand and a restaurant on the scale of like a McDonalds. That’s just an incredibly hard challenge. We call that the too many miracles problem. So we’re laser focused on automating existing and new kitchens, as well as our kitchens, and doing so with our flexible and modular kitchen platform.

Thank you. Next question here.

QUESTION

Multiple robotics restaurant companies such as Café Acts, Eat Da, Zoomy, have been unsuccessful with expanding, what’s different with Miso Robotics?

Yeah so a little bit of overlap with the last question. But the key differentiating factors are that we’re focused on partnering with existing industry giants, some of the largest quick-service restaurants and other food service providers of the world- as opposed to building our own restaurant. We’re leveraging our own external expertise in brand- to make the challenge a lot more attractable for us, we’re focusing on our core competency of artificial intelligence- robotics software.

QUESTION

Can you do more thank fast-food- i.e.- cuisine with less repetition?

Good question. Our platform is designed eventually to be able to do almost anything. The question is- what is an effective roadmap for us? And when we look at the quick-service restaurants we see just such a massive opportunity there since the cost structure is so under water. And so that’s why we really look at that as our beach-head opportunity- and then the fact that you can partner up with these brands, and have a really strong partner who can help you get this technology out there is why that appeals to us. We’ve also spoken with more high-end restaurants and looked at other applications of the technology, and I think there’s definitely room to expand on that. Actually, this investment would help up approach a wider market more quickly- roll out more quickly to a wider market.

Thanks Ryan.

QUESTION

What are the main technological challenges you’ve experienced with Flippy in the field? What down-time have they experienced?

Yeah. So we started this as a narrative process and as we deployed the first version you can imagine there were still some bugs in it took us some time to hammer out but- one aspect we did of this business was we worked with (Weve?) and deployed to Dodgers Stadium and iterated with the staff there, took feedback on what needed to be done to make the system usable and now in the Ft Meyers deployment the system runs very reliably, we don’t really have someone sitting there on support mode watching it. We might get an issue every now and then, but it’s something that can be resolved very quickly. So We’re probably in the high 90’s in terms of uptime now. And as we- over the next year we’ll be working on refining that to let’s say 99.9%. Which is I think well beyond the range needed for these restaurants. But just another figure- in the last MLB season in Chase Field. After we had iterated it and once we got to kind of the final state of that product, we have a technology that allows us to look at foods and see what we’re looking at, and for the last three months I think we’ve only had one single mistake- out of however many baseball games, and baseball fans we served.

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So we’ve been able to show that we can get this technology to well beyond what’s required in terms of reliability to operate in these commercial kitchens. And then if it goes out, you just move the robot out of the way, and you step in and cook. So for the customers practically, there would be zero downtime in terms of interruptions to service.

Okay so we have time for two more questions. What’s proprietary about your tech [staff?] [steps]

Yeah this is such a huge problem. A very complex problem with a lot of parts. So we actually have quite a bit. We’ve filed 12 patents on this. I think even from the hardware- from the way we manipulate objects, and some of the hardware we design there, all the way to the artificial intelligence that we use, in particular, there’s something really interesting there, which is called the Pose Estimation Problem- which is when we look at an image in our camera and see where is it in space. And we’ve been able to obtain really world-class results on that technology and that enables us to really easily scale to new kitchens, and to work effectively within existing kitchens without having to really design these really complex mechanical systems.

We’ve also got some really world-class controllers- I’ll put it this way, it kind of looks like a human, and it turns out that humans evolve to move effectively, and so we kind of found this same optimization result when you apply the control theory to get robots to move.

So our ability to move in real-time, and to overcome the amount of effort it usually takes to blade robotic systems, in term of like- oh let me tune the movement, our system doesn’t have any of that because of our proprietary vision and manipulation and control technology. And so I think that’s a really key element that we have, but there’s many others as well.

Great- and we are going to end with a question that we got several times during your presentation.

QUESTION

What’s your exit strategy?

Ah, I expected that one. You can imagine with Miso Robotics, the way that we’re partnering, and talking about partnering with some of these huge quick-serve restaurants, there’s definitely opportunity for acquisition, but really we here are interested in taking this thing all the way, because this is just such an incredible market opportunity, it’s like once in a generation that an opportunity comes around like this, and somebody is going to be successful here, and with the approach we’re taking, we think as we start to scale out, and with the platform approach- the ability to scale horizontally, we really think that we’re the only ones thinking about that problem of making the bridge from one restaurant to all the restaurants, as far as we know, and I think that’s going to be really crucial to the true exit strategy the true north which is- let’s take this thing all the way to IPO and build a huge company to service a ton of restaurants throughout the world.

Video Two

My name is Buck Jordon, CEO of Miso Robotics, Happy New Year everyone, here to talk to you about the future of kitchen automation.

First off, our main product, Flippy, it’s meant to work with humans, alongside them in the kitchen. But first, why are we here. The restaurant industry is perhaps the most under-seat industry I’ve ever seen in my life. Massive- one of the biggest industries in the world, trillions of dollars- largely recession proof. But they offer around a 5% on average of a 5% margin so they’re screaming, restaurants fail faster than startups fail, and it’s under pressure from pretty much every corner you can imagine- rising labor, real-estate and food costs, at the same time there’s decreasing supply of labor.

You just can’t find chefs in the kitchen these days. Why is that? If you were to look at an XY axis of consumer behavior, in food, in the United States you’d see restaurants going up and to the right, deliveries essentially exploding, you’d see kitchen of CC restaurants going flat, slightly down, delivery going up, you’d see grocery stores going to the floor. So what that means, that people aren’t eating at home anymore, that means that we need more chefs in the field, and so today, there’s a significant shortage in fact most of our customers are concerned about filling shifts and staying open than they are concerned about their really dismal economic bottom line.

So Miso’s incredibly important to these businesses, and how do we solve that problem?

We solve that problem through a combination of computer vision, AI, and robotics. Which we think of as Miso’s CE Server. So our computer business system is highly accurate it can identify just about any amount of food with a high degree of accuracy, and it can train new food very quickly.

So let’s say, at McDonalds, just got a brand new chicken tender, we can tell the difference between that chicken tender, and the chicken tender that they have on the menu, and the nuggets that they have already within an hour, and populate to the market.

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Miso Serve is really interesting- this is more or less our brain for the chef. So Miso- so think about this- Flippy might have 4 or 5 products to cook, 4 or 5 orders, it’s antifying in its head, how to best accomplish those 4 or 5 orders, and get them out to the public with the highest amount of quality, and as fast as possible. For example, it will even take into account, if you uh, let’s say one table orders a well-done steak and one a medium rare stake, it will know that one steak needs to start sooner than the other one, but it all comes out at the same time. It antifies what it can do in the space in between. So it’s constantly deciding a new course of action.

Of course we have a robust support layer on the back-end that allows us to address any issues that you might have with our quick-serve restaurant customers.

And so the result of all this, is a dramatic change in ebitda of a restaurant. So we can 3x ebitda some of our customers. This is from a status from Cali Burger- so essentially- we can [Cali Burger?] and many of our customers have a choice of opening two more restaurants or just installing one of our machines, has the same economic impact, so it’s a pretty dramatic impact, not a small change.

So our use of funds, moving forward, we’re raising up to 30 million dollars. Really 20 million is our target, we expect to be oversubscribed possibly. 10 is what we need to get where we’re going. 20 gets us there faster. It’s primarily product development and payroll. Because we have a huge contract to support- 11 million dollars from Cali Burger. To deploy about 100 robots across the country- across the world really- in the next two years. And not only that, we have some much much larger contracts that we should be announcing in Q1, with some very well-known national restaurant chains.

You can see the first installation, well one of the installations in Cali Burger Ft Meyers- you can see here- Flippy is operating both the grill and the fryer. Another great shot of both of them in the kitchen together. And you can see how, Cali Burger is not shying away from, they’re not trying to hide the robots in the back. They’re very upfront in the public, because believe it on not, really embraces these things, and is fascinated by Flippy. But this is the direction that we’re going, we’re going towards an overhead rail system, which dramatically decreases the cost of goods. So we think that we can reduce the cost of our product by about 75% over the next year and a half. Ultimately we want to give it away, and just charge SAS, or robot as a service. But towards the middle or end of this year pricing will be about 25 grand, $1000 a month.

Got one of the most incredible teams I’ve ever worked with in my life. Ryan Sinnet, CTO, PHD from Cal Tech, studied walking robotics. Rob Anderson incredible mechanical engineer. And a really robust board, some of which we are going to be expanding some additions to it shortly.

So in summary, we’ve got 12 patents, one awarded, 10- actually it’s 13 billion media impressions, and we’re attacking a 7 billion dollar recurring revenue opportunity, and have 11 million dollars of orders to fulfill.

So with that, Laura is texting me some questions, because I can’t hear you I’m sorry, and uh, ready to go.

QUESTION

The question is do you plan to expand nation-wide?

We do you plan to expand nation-wide, largely we’re following our customers. So the customers we’re going to be announcing in Q1 Q2 are large restaurant brands that you’ve heard of, and they just have national footprints, and so it’s important that we are able to scale nationally, it’s important that we can install products across the country and even the globe, and not have it be our engineers going out and doing it, so we have partners looking to install as well.

And waiting for the next question to be texted in.

QUESTION

Do I see Flippy replacing human labor?

Uh delicate question- labor isn’t really the problem. Well labor is the problem, but the problem is that there’s not enough of it. Flippy is in the process of taking over the most horrible jobs you can imagine in food service. I think everyone could agree that standing in front of a boiling vat of oil for an entire shift, is probably one of the worst experiences you can imagine there. So that’s where we’re starting. And frankly, none of our customers are taking about removing human labor, they’re talking about moving into other places, more front of house operations. One because they just can’t fill the kitchen, and two because the level of service required is significant.

QUESTION

So we want to talk competitors.

This is a really special part about Miso. I believe that we really have no applicable competitors. There’s certainly other people doing things in food. But every competitor out there is approaching the problem with a mechanical solution, so what that means- a mechanical solution is something that solves one problem very well, but can’t solve many problems.

So there’s Creator, there’s Spice, there’s Chabotics, they make burgers, hot pots, and salads. They all have incredible products; I actually love them. But don’t ask them to make anything other than what they’ve designed to do. And you’ll notice that all of the competitors have chosen to launch their own brand because their product does not fit into existing restaurants. It doesn’t fit into existing brands that already have a scale today. So McDonalds, or Yum, or Wendy’s or any one of these people that you know, that we’re talking to, if any one of them wants to use them, they need to design an entirely new product. Versus us- we just ship the same product and we’ll have them up and running in a few weeks.

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QUESTION

Who is my manufacturer?

Right now they’re made right here in the US, well sorry, they’re assembled in the US, but the robot arm currently, is made in [Byfanic?] in Japan. And so it’s an industrial robotic arm, it’s good for 8 years. [Light-tap?] manufacturing. It’s incredibly robust- probably more robust than we need, but it does not break down. We’re really arm agnostic- so at some point we may switch or may develop a new arm. We’d like to be able to develop a new lighter, cheaper arm in the near future. But we assemble it right here in Pasadena.

QUESTION

Other question- are we talking about a QSR coming besides Cali Burger?

We certainly are. You will see announcements in Q1 and Q2 of some very large national brands.

So with that, thank you very much. Sorry for the audio and visual trouble, have a great day.

Video Three

My name is Ryan Sinnet. I’m the CTO and co-founder of Miso Robotics. Want to thank everybody for taking the time today. I know you have a lot of other stuff you could be doing, so I really appreciate you being here with us today.

At Miso Robotics, we’re doing the inevitable, what we think is inevitable, we’re bringing robotics and artificial intelligence into the commercial kitchen.

Now a lot of people have contributed to making this company successful but let me tell you a little bit about myself, and how I got here.

I graduated Caltech 2007 Electrical Engineering. I decided I wanted to go to graduate school to study robotics, and I worked with a lot of researches in graduate school to develop this framework for teaching robots to walk like humans. At the same time, I also worked at NASA’s Johnson Space Center teaching the [volcory?] robot how to walk.

After receiving my PHD, I became obsessed with the idea of- how do we take this map that we invented in this robotics technology, and how do we build disruptive products to solve some of the big problems of today.

In 2016 I met John Miller, Buck Jordon, and Rob Anderson, the other co-founders of Miso, and it turned out they had a similar obsession. John Miller had just founded Cali Burger, which is a burger restaurant, and he was telling us about how hard it is to work in the restaurant business.

So the business is really challenging, the industry has tons of problems. So starting in the top-left of this slide, demand for delivery today is skyrocketing, and grocery sales are flat-lining. That means there’s a bigger demand for restaurant food than ever. And even today restaurants can’t even find enough cooks to staff. And so as this demand is expected to continue growing, and the labor supply is growing at a smaller rate so this labor gap is projected to continue to increase. That’s called the restaurant labor crisis just google it and you’ll see what I’m talking about.

Now you throw in rising labor, real estate and food costs, and the restaurant that you’re operating today with maybe 6% profit margins, it starts to look pretty bleak when you look out a few years. And restaurant operators are looking forward and scratching their heads and thinking- how am I going to make the math work?

So what is the industry doing to solve this problem? Well they’re not really sure, but they’re calling us. It’s crazy. And that actually speaks to the immediacy of the problem. We literally have multi-national fast-food restaurants, grocery stores, you name it, with thousands, tens of thousands of units, just cold-mailing us from our website. So we’ve taken that opportunity, we’ve taken feedback from them and we’ve asked the question- if we were going to design an automation platform that could go into most kitchens, and create a lot of value for customers, what would that look like?

And there’s 3 key points.

It has to have zero footprint, because kitchens are already tight.

It has to fit on existing cook lines. It has to be able to move up and down along those lines, so we put it on a rail.

And it has to have a very low cost of ownership. We’re not building Cadillac’s here we’re building hamburgers. And so we worked together to put this into a new platform. And this platform you see is called Flippy ROAR. That stands for Robot on a Rail. And we actually got a lot of press on this in the last week and a half- a lot of press. So I’d invite you to check that out if you have a chance. I’m not really going into the details because this talk is more focused on the team.

And Flippy is already out there. So here’s a couple quotes from two of our customers, just expressing how happy they are with the system.

“We partnered with Cali Burger we sold over 12 thousand hamburger patties to customers, we’ve cooked over 15 thousand pounds of fried food there and served that as well. We also partnered with leading restaurants through their subsidiary E-15 to bring Flippy to Dodgers Stadium and the Arizona Diamondbacks Chase Field. In the season and a half that Flippy’s been cooking for baseball fans, we’ve served over 60 thousand pounds of fried food.“

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Now, what does it take to have this kind of success and really attempt to do what we’re doing here. Well it takes a leadership team with a wide range of expertise.

Our CEO Buck Jordan has a background in venture capitol he’s done over 70 deals himself. And given the nature of the deals with these gigantic multi-billion dollar corporations we’re talking with, that’s highly relevant for us.

Rob Anderson, our head of mechanical engineering is a brilliant young engineer. Really a rising star. When he was an undergrad at Caltech, he founded the Formula Electric Racing Club and at one point he had 10% of the student body actually working for him on the club.

And finally, John Miller, he’s been an advisor for us and a founder also the founder of Cali Burger. And he’s a forward-thinking restaurant innovator he’s got a ton of restaurant start ups from kiosks all the way to virtual kitchens.

Finally, our board has a diverse set of skills, and recently we’ve announced the addition of Joseph Essas the CEO of Open Table, and that’s really helpful to software expertise in the restaurant industry particularly that he brings.

So we have about 23 people on the team, mostly in engineering and design. Now what does it take in terms of the teams actually approach to this problem. This is such a complex problem spanning so many fields, so we’ve had to build inter-disciplinary teams. And those are all kinds of engineering, operations, business, design, culinary expertise. And we really knew we wanted exceptional people, so we went to some highly respected institutions. So Caltech, Carnegie Mellon, MIT Facebook, NASA, Space X.

And finally, a team alone isn’t going to be alone to execute a mission like this. And so we really knew that we needed a strong cultural basis for this team, a strong framework. And so we tried to build a culture around these 6 pillars: Grit, Integrity, Accountability, Respect, Humility, and Curiosity.

We think because of the excellence of the team, and the cultural framework we’ve put in place- that that’s been responsible for the success we’ve had to this point. And we’re looking forward to continued success into the future. I really hope that you make the decision to join us on this journey, and again I want to thank you for your time, and again looking forward to your questions.

Great thanks so much Ryan. First question I have.

QUESTION

When looking at the rollout that’s been done so far- what kind of problems have you faced on the product side, what are you doing to improve those difficulties?

Let me call the attention back to this slide. In Dodgers Stadium we deployed our second iteration of Flippy. We started by building Flippy into the ground. It’s hard to do that, it’s hard to clean it, it doesn’t move around. We then moved it to a cart and that enabled us to get to like 5-minute clean time, it can now be rolled out of the way and transported, a lot more convenient but it was still too expensive.

So we went from that to feedback from all the but QSR’s you know who these guys are I won’t say their names, you know who these guys are. And we took that back and we came up with this new robot on a rail concept that could add a ton of new capabilities and we’re targeting a 50% cost reduction this year, 2020, and even further, 50% the following year- which hopefully will get our systems down to about 15K. When you get to that number, we can almost give this thing away and just charge software as a service revenue which means an immediate return on investment for customers.

NEXT QUESTION

What new robots are you thinking about for the future?

Well right now we’re laser focused on frying we do have the robot that’s cooking hamburgers, we think that between the market of hamburger frying and French fries and just fried food in general- that’s like an 80 billion dollar market opportunity so we’re excited to take that on. But really what we’ve designed here- and I really didn’t explain it in this talk, is a software/ hardware platform that is designed to be able to go into new builds or existing builds and to learn new techniques and skills over time. So this platform is really designed to say well- what’s next- what do you want it to do- do you want it to make pizza, do you want it to make sandwiches, you tell me. And now we’ve designed the software development kit as it were, the framework that will eventually allow chefs themselves to do that, but for now, allows us to do it with relative ease. So a lot of different possibilities there, pretty laser focused on frying this year, and we think just with frying alone it’s easily enough to make us a multi-billion dollar company.

Great thank you. That’s all the time we have for today. Again, if you have any follow up question for Miso Robotics, feel free to post them on the discussion board.

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Lauren:	Hi everyone. Thank you for taking the time to join us today for Reg A Plus Monthly Webinar featuring Miso Robotics, Monogram Orthopedics, Wink, Grays, and NowRX. My name is Lauren and I'm part of the venture growth team here at SeedInvest. We're excited to have these five companies here with us today. As a reminder, if you have any specific questions that you would like the companies to answer, you can type them into the questions box on the right-hand side of your Go To webinar control panel. Today's presentations will focus specifically on their competitive landscapes. With that, I'll hand it over to our first presenter, Ryan Sinnet, CTO and Co-founder of Miso Robotics, our latest Reg A plus deal that is accepting reservations. The deal is, or the company is developing artificially intelligent robots to make food more efficiently and consistently. Take it away, Ryan.

Ryan Sinnet:	Thank you. Thanks. I'm Ryan Sinnet. Thanks for the introduction. For those of you that don't know us, we're Miso Robotics and we make Flippy the collaborative kitchen robot. I'm not really going to talk too much about the platform, but Flippy is designed to be a software and hardware platform that's modular in nature, that's designed to go into a variety of existing kitchens and new kitchens and work collaboratively with kitchen staff, work with existing equipment and tools. It's supported by a cloud connected fleet management, an AI continuous learning platform. So we were founded in 2016 to date. We've raised over $14 million. We've deployed Flippy commercially with Cali Burger and with a pair of MLB stadiums. And we're really excited for this series C opportunity to let the public get in on this. The team has a wealth of experience in robotics, food, and software. My background is in human like robotic walking. That's where I, what I did my PhD in. But I really wanted to take that and get into a market that was much more immediate. And so that's why Miso in the food space. The engineering team is mostly software focused and from top universities like Caltech, MIT, Carnegie Mellon, etcetera.

New Speaker:	Now the team is great, but the numbers tell a really interesting story. So we have 12 patents currently pending in the food robotic space. One's been awarded, so they're starting to come in. Now, we've actually cooked and served and sold over 60,000 pounds of fried food to customers, over 12,000 hamburger patties. We've modeled out a 3X increase in even off profitability for some customer use cases. We've been popularized by over 10 billion media impressions, unique impressions, and we're addressing nearly $7 billion recurring revenue beachhead opportunities starting with an $11 million contract to deliver robots to CaliBurger.

New Speaker:	So you know, we are building a flexible, we are taking a flexible approach because we believe there are many kitchens of the future. But this is the kitchen that just opened in Fort Myers very recently with two robots in it. We just over the last few days, served 1100 fried items and no issues. So now the main point of this talk is to get into the competitive landscape of the food disruption space really, but focused on automation. And so we break this down on two axis. How extensible is your approach? How many different recipes can it handle or can it be adapted once it's deployed, etcetera. And how many different food kitchen form factors is it compatible with? Because you know you have full restaurants all the way down to vending machines in some cases. And so let's start in the bottom left, which is the least flexibility on each axis. So to do that, that's basically like, Hey, let's build a restaurant brand from scratch and let's build it in such a way that we can automate it. And then you know, the problem with doing that is what is the market opportunity? What is the total addressable market? Because you know, it's one miracle to think you can actually automate the food space. And a lot of people believe that. But then it's another miracle to think that you can build a brand on the scale of a McDonald's. So maybe too many miracles to believe in that quadrant.

New Speaker:	Now if you look at what's more flexible in terms of kitchen compatibility, you've got some other competitors like Cafe X, which uses a robotic arm to serve coffee. So that's great, if it's in a smaller footprint, real estates are really robust in food service, so that's great. But again, it doesn't have that recipe extensibility. So you know, we could actually at Miso with our extensibility expand into this quadrant. So it's, you know, our flexibility does give us that as well. Now if you look in the other corner of this quadrant and in the most extensible recipes, but not really kitchen compatibility, you have this notion of ghost kitchens, which are companies like Kitchen United, who we shared commissary space to a variety of brands. Now the goal is that you are benefiting from lower real estate costs, doing delivery only, you know, group negotiations with delivery and you get some benefits through scale. So that's great. They are attacking roughly speaking, the real estate costs. But now if you throw robots into the picture, there's a really interesting synergy in terms of economics disruption. And so at Miso, you know, they're not really, this isn't automation per se, this quadrant that we're talking about here, but this is competing for investment dollars. So we throw it in. But Miso is interested in this as a nascent market opportunity and we do have Flippy under development in some of these virtual kitchens.

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New Speaker:	So finally, if you go to the most extensible on both axes, that's where we sit. And the reason that we took this approach of building a general platform that could do a variety of different things is because we looked at the kitchen space and we said, boy, there's sure a lot of stuff that has to be done to build a platform that can really address the 650,000 restaurants in the US, and perhaps 15 million by some estimates in the world. And so by building a platform that can grow over time and add additional features, we can add new skills and we can do that easily because our platform supports it. We can add new equipment, we can change recipes. We believe that that type of system will work not only for mom and pop shops, leveling the playing field against the bigger grants, but can also support some of these bigger grants. And so that's why we've taken the flexibility approach and we believe that is the right approach. But thank you for listening. I'm looking forward to your questions.

Lauren:	Great. Thanks so much Ryan. First question we have here, can you detail a little bit more about what the Miso platform entails besides the actual robot?

Ryan Sinnet:	Yeah, so you know, a lot of people see the robot and they think it just flips hamburgers. But really what the Miso platform is you can think of it as a library architecture that has a variety of different modules for adding to over time. So you have the ability to solve perception problems. So you have a computer vision component of that. You have the manipulation problem that's controls and half planning. How do we, you know, work with equipment and flip objects, etcetera. And then you have the third component, which is scheduling, which is, you know, basically what actions should Flippy do at any given time to meet the requirements of the restaurant. Whether that's interacting with the point of sale and meeting demand that way or you know, some other model of how you want your kitchen to operate. And so we've built those core technologies, our platform around those core technologies, with a fourth layer of cloud support to actually handle deployment of all of this. And because of the maturity of our system, we're able to add new skills for example, to go from frying to [inaudible] in, you know, a matter of weeks versus having to build custom mechanical solutions. So, you know, typically we can just send software upgrades and extend the functionality of Flippy. But worst case scenario we can ship a tool and extend the flexibility as well. So that is, that is kind of the nature of the platform and there's more on the SeedInvest site and on our webpage. So I'd encourage you to check that out. Thanks.

Lauren:	Great. Next question. In an industry that has a very hard time finding people to maintain even rudimentary food service equipment. How do you expect to maintain this complicated robotic platform in this tight margin environment?

Ryan Sinnet:	Yeah, that's, that's a great, that's a great question. Now, first of all, when you look at the value propositions that you're getting from bringing these robots in, like I said, it is a 3X increase in profitability. So, you know, immediately it comes to mind you have a lot more to play with in terms of maintenance. Now in terms of why we took this approach, we're working with FANUC arms currently and they have a hundred thousand hours meantime between failures. They have a system integrator network of over 400 system integrators throughout the world and you know, heavily focused throughout the US, so, you know, they estimate the cost to be maybe five hundred dollars a year to maintain these and it's a biannual visit. You know, the rest, when you look at robots, really all they are is gearboxes, motors, a couple of other things in there, but they're fairly simple pieces of equipment. And so, you know, we envision over time building a online, and we're already starting on this, but an online certification program, you want to get certified to run refrigerator? You take that program, you want to get certified to fix a Flippy robot, you can do that. And you know, we've already done a lot of this work by documenting, so, you know, we're creating new class of jobs here, but we believe that existing networks of people coming into service, these equipment can actually learn these skills fairly easily. So that, that is our strategy on that at the moment.

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Lauren:	Great. We have time for one more question. Do you anticipate there will be one winner that will supply the majority of the QSR market with these robots? Or is it more likely that every fast food chain will use different companies to supply their robots?

Ryan Sinnet:	That's a great question. You know, I think, you know, is it a winner takes all, you know, there may be room for several competitors. You could look at analogs in the tech space. You know, I think restaurants right now are taking the approach of what they're calling embedded automation. If you look at McDonald's, it's, you know, it's an amazing operation. They've got going on there. They've got lots of automated stuff, automated drink pouring machines. So I think a lot of restaurants will continue during that, on that path. But ultimately, you know, Miso, our ultimate dream is to really just be solely in software and we'd like to build a vibrant, you know, system integrator developer community, allowing people to work with our software, and the modular system kitchen we're building the modular hardware platform that can go into almost every existing kitchen. And so we'd love to open that up eventually and allow people to use our platform. So our hope, is that that will allow us to kind of create a marketplace in the same way, maybe the Apple Apps creates a marketplace. So it may be a two or three player market, just typical market dynamics. But I, you know, I don't think the fragmented approach will persist into the far future. Thank you. Appreciate the question. Great one.

Lauren:	Great. Thank you so much for your time, Ryan. It's now time, we're going to move on to our next presenter. Just bear with us as we make the transition.

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UPDATED PROFILE ON SEEDINVEST.COM WITH UPDATED RISK FACTORS & VALUATION DISCLOSURE

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